                                            Registration Statement No. 333-32581
                                                                       811-08317

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 5

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                          Post-Effective Amendment No 9

           THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES
           -----------------------------------------------------------
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 277-0111
                                                           --------------

                                ERNEST J. WRIGHT
                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183
                           ---------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

_____      immediately upon filing pursuant to paragraph (b) of Rule 485.
           on May 1, 2002 pursuant to paragraph (b) of Rule 485.

__X__      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

_____      on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

_____  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Travelers PrimElite Annuity Prospectus:

The Travelers Separate Account PF For Variable Annuities
The Travelers Separate Account PF II For Variable Annuities

This prospectus describes Travelers PrimElite Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to your Contract for the name of your issuing Company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

You can choose to have your premium (“purchase payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Greenwich Street Series Fund	Travelers Series Fund Inc. (cont.)
Appreciation Portfolio	Smith Barney International All Cap Growth Portfolio
Fundamental Value Portfolio	Smith Barney Large Capitalization Growth Portfolio
Smith Barney Allocation Series Inc.	Smith Barney Large Cap Value Portfolio
Select Balanced Portfolio	Smith Barney Mid Cap Core Portfolio
Select Growth Portfolio	Smith Barney Money Market Portfolio
Select High Growth Portfolio	The Travelers Series Trust
Smith Barney Investment Series	MFS Mid Cap Growth Portfolio
Smith Barney Government Portfolio	MFS Research Portfolio
Smith Barney Growth and Income Portfolio	Social Awareness Stock Portfolio
Smith Barney Large Cap Core Portfolio	Van Kampen Life Investment Trust
Smith Barney Premier Selections All Cap Growth Portfolio	Comstock Portfolio - Class II Shares
Travelers Series Fund Inc.	Emerging Growth Portfolio - Class II Shares
MFS Total Return Portfolio	Growth and Income Portfolio - Class II Shares
Smith Barney Aggressive Growth Portfolio	Variable Annuity Portfolios
Smith Barney High Income Portfolio	Smith Barney Small Cap Growth Opportunities Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, PrimeElite Travelers Service Center, One Tower Square, Hartford, Connecticut 06183, call 1-800-566-5412 or access the SEC’s website (http://www.sec.gov). See Appendix E for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus May 1, 2002

TABLE OF CONTENTS

Index of Special Terms	2	Annuity Options	24
Summary	3	Income Options	25
Fee Table	6	Variable Liquidity Benefit	25
Condensed Financial Information.	10	Miscellaneous Contract Provisions.	25
The Annuity Contract	10	Right to Return	25
Contract Owner Inquiries	10	Termination	26
Purchase Payments	10	Required Reports	26
Accumulation Units	10	Suspension of Payments.	26
The Variable Funding Options	11	The Separate Accounts	26
The Fixed Account	13	Performance Information	27
Charges and Deductions	13	Federal Tax Considerations	27
General	13	Non-Resident Aliens	28
Withdrawal Charge	14	General Taxation of Annuities.	28
Free Withdrawal Allowance	14	Types of Contracts: Qualified or Nonqualified	28
Administrative Charges	15	Nonqualified Annuity Contracts	28
Mortality and Expense Risk Charge	15	Puerto Rico Tax Considerations	29
Variable Liquidity Benefit Charge	15	Qualified Annuity Contracts	29
Variable Funding Option Expenses.	15	Penalty Tax for Premature Distributions	29
Premium Tax	15	Diversification Requirements for Variable
Changes in Taxes Based Upon Premium or Value	15	Annuities.	29
Transfers	15	Ownership of the Investments	29
Dollar Cost Averaging	16	Mandatory Distributions for Qualified Plans	30
Access to Your Money	17	Taxation of Death Benefit Proceeds	30
Systematic Withdrawals	17	Other Information	30
Loans	18	The Insurance Companies.	30
Ownership Provisions	18	Financial Statements	30
Types of Ownership	18	Distribution of Variable Annuity Contracts	30
Contract Owner...	18	Conformity with State and Federal Laws	30
Beneficiary	18	Voting Rights	31
Annuitant	18	Legal Proceedings and Opinions	31
Death Benefit	19	Appendix A: Condensed Financial Information
Death Proceeds Before the Maturity Date	19	for The Travelers Insurance Company: Separate
Payment of Proceeds	20	Account PF	A-1
Beneficiary Contract Continuance	22	Appendix B: Condensed Financial Information
Planned Death Benefit	22	for The Travelers Life and Annuity: Separate
Death Proceeds After the Maturity Date	23	Account PF II	B-1
The Annuity Period	23	Appendix C: The Fixed Account	C-1
Maturity Date	23	Appendix D: Waiver of Withdrawal
Allocation of Annuity	23	Charge for Nursing Home Confinement	D-1
Variable Annuity	23	Appendix E: Contents of the Statement
Fixed Annuity	24	of Additional Information	E-1
Payment Options	24
Election of Options	24

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	10	Contract Year	10
Accumulation Period	10	Death Report Date	19
Annuitant	18	Fixed Account	C-1
Annuity Payments	23	Joint Owner	18
Annuity Unit	11	Maturity Date	23
Cash Surrender Value	17	Net Investment Rate	24
Contingent Annuitant	18	Purchase Payment	10
Contract Date	10	Underlying Fund	11
Contract Owner	18	Variable Funding Option(s)	11
Contract Value	10	Written Request	10

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Summary:
Travelers PrimElite Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account PF for Variable Annuities (“Separate Account PF”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account PF II for Variable Annuities (“Separate Account PF II”). When we refer to the Separate Account, we are referring to either Separate Account PF or Separate Account PF II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000, which amount may be paid in one or more installments of at least $100 within the first twelve months after the contract date. You may make additional payments of at least $100 at any time during the accumulation phase.

Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period,

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we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. We also deduct an annual contract administrative charge of $30. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 8%, decreasing to 0% in years nine and later.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 8% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market.
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    Potential investors should consider their financial ability to continue purchases through periods of low price levels.

    Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
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FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payments withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
0-1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	1%
9 or more	0%

  During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 8% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Annual Separate Account Charges:

(as a percentage of the average daily net assets of the Separate Account)

Mortality & Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%
Total Separate Account Charges	1.40%

Other Annual Charges

Annual Contract Administrative Charge	$30

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Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77	%(1)
Fundamental Value Portfolio	0.75%	—	0.02%	0.77	%(1)
Smith Barney Allocation Series Inc.
Select Balanced Portfolio	0.35%	—	0.69%	1.04	%(2)
Select Growth Portfolio	0.35%	—	0.79%	1.14	%(2)
Select High Growth Portfolio	0.35%	—	0.86%	1.21	%(2)
Smith Barney Investment Series
Smith Barney Government Portfolio	0.60%	—	0.20%	0.80	%(6)
Smith Barney Growth and Income Portfolio	0.75%	—	0.20%	0.95	%(3)
Smith Barney Large Cap Core Portfolio	0.75%	—	0.18%	0.93	%(6)
Smith Barney Premier Selections All Cap Growth Portfolio	0.75%	—	0.20%	0.95	%(4)
The Travelers Series Trust
MFS Mid Cap Growth Portfolio	0.80%	—	0.12%	0.92%
MFS Research Portfolio	0.80%	—	0.12%	0.92%
Social Awareness Stock Portfolio	0.61%	—	0.13%	0.74%
Travelers Series Fund Inc.
MFS Total Return Portfolio	0.80%	—	0.03%	0.83	%(6)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.04%	0.84	%(6)
Smith Barney High Income Portfolio	0.60%	—	0.07%	0.67	%(6)
Smith Barney International All Cap Growth Portfolio	0.90%	—	0.10%	1.00	%(6)
Smith Barney Large Cap Value Portfolio	0.65%	—	0.02%	0.67	%(6)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.03%	0.78	%(6)
Smith Barney Mid Cap Core Portfolio	0.75%	—	0.20%	0.95	%(5)
Smith Barney Money Market Portfolio	0.50%	—	0.03%	0.53	%(6)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.19%	1.04	%(1)
Emerging Growth Portfolio Class II Shares*	0.70%	0.25%	0.06%	1.01%
Growth and Income Portfolio Class II Shares*	0.60%	0.25%	0.15%	1.00	%(1)
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	0.75%	—	0.15%	0.90	%(7)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Notes

     (1)   Expenses are as of December 31, 2001 (the Fund’s fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (2)   Each Portfolio of the Smith Barney Concert Allocation Series Inc. (a “fund of funds”) invests in the shares of other mutual funds (“underlying funds”). The Management Fee for each Portfolio is 0.35%. While the Portfolios have no direct expenses, the “Other Expenses” figure represents a weighted average of the total expense ratios of the underlying funds as of 1/31/01 (the fiscal year end of the Portfolios).

     (3)   The Manager reimbursed expenses of $61,498 for the year ended October 31, 2001. If such fees were not waived and expenses reimbursed, the actual expense ratio would have been 1.18%.

     (4)   The Manager reimbursed expenses of $45,159 for the year ended October 31, 2001. If such fees were not waived and expenses reimbursed, the actual expense ratio would have been 1.08%.

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     (5)   The manager has agreed to waive all or a portion of its management fees for the year ended October 31, 2001   (the Fund’s fiscal year end). If such fees were not waived the actual expense ratio would have been 0.96%.

     (6)   Expenses are as of October 31, 2001 (the Fund’s fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (7)   The Manager has waived all or a portion of its total expenses for the year ended December 31, 2001. If such fees were not waived or expenses not reimbursed, the actual expenses ratio would have been 2.21%.

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Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual administrative charge is equivalent to 0.15% of the Separate Account contract value.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above:

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is Not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Greenwich Street Series Fund
Appreciation Portfolio	103	130	160	258	23	70	120	258
Fundamental Value Portfolio	103	130	160	258	23	70	120	258
Smith Barney Allocation Series Inc.
Select Balanced Portfolio	105	138	174	285	25	78	134	285
Select Growth Portfolio	106	141	179	295	26	81	139	295
Select High Growth Portfolio	107	143	182	301	27	83	142	301
Smith Barney Investment Series
Smith Barney Government Portfolio	103	131	162	261	23	71	122	261
Smith Barney Growth and Income Portfolio	105	136	169	276	25	76	129	276
Smith Barney Large Cap Core Portfolio	104	135	168	274	24	75	128	274
Smith Barney Premier Selections All Cap Growth Portfolio	105	136	169	276	25	76	129	276
The Travelers Series Trust
MFS Mid Cap Growth Portfolio	104	135	168	273	24	75	128	273
MFS Research Portfolio	104	135	168	273	24	75	128	273
Social Awareness Stock Portfolio	102	129	159	255	22	69	119	255
Travelers Series Fund Inc.
MFS Total Return Portfolio	103	132	163	264	23	72	123	264
Smith Barney Aggressive Growth Portfolio	103	132	164	265	23	72	124	265
Smith Barney High Income Portfolio	102	127	155	247	22	67	115	247
Smith Barney International All Cap Growth Portfolio	105	137	172	281	25	77	132	281
Smith Barney Large Cap Value Portfolio	102	127	155	247	22	67	115	247
Smith Barney Large Capitalization Growth Portfolio	103	130	161	259	23	70	121	259
Smith Barney Mid Cap Core Portfolio	105	136	169	276	25	76	129	276
Smith Barney Money Market Portfolio	100	123	148	233	20	63	108	233
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	105	138	174	285	25	78	134	285
Emerging Growth Portfolio Class II Shares	105	137	172	282	25	77	132	282
Growth and Income Portfolio Class II Shares	105	137	172	281	25	77	132	281
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	104	134	167	271	24	74	127	271

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CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers PrimElite Annuity is a contract between the contract owner (“you”) and the Company. This is the prospectus - it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account contract value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account contract value”). The contract value also reflects all withdrawals made and charges deducted. There i s generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term “written request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at (888) 556-5412.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000, which amount may be paid in one or more installments of at least $100 within the first twelve months after the contract date.. You may make additional payments of at least $100 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We

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calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your Primerica Financial Services representative or call (888)
556-5412 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long term appreciation of capital.	Smith Barney Fund Management LLC (“SBFM”)
Fundamental Value Portfolio	Seeks long term capital growth with current income as a secondary objective.	SBFM
Smith Barney Allocation Series, Inc.
Select Balanced Portfolio	Seeks a balance of growth of capital and income.	Travelers Investment Advisers (“TIA”)
Select Growth Portfolio	Seeks long term growth of capital.	TIA
Select High Growth Portfolio	Seeks capital appreciation.	TIA
Smith Barney Investment Series
Smith Barney Government Portfolio	Seeks high current return consistent with the preservation of capital.	SBFM
Smith Barney Growth and Income Portfolio	Seeks reasonable growth and income.	SBFM
Smith Barney Large Cap Core Portfolio	Seeks capital appreciation.	SBFM
Smith Barney Premier Selections All Cap Growth Portfolio	Seeks long-term growth of capital.	SBFM

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Funding Option	Investment Objective	Investment Adviser/Subadviser
Travelers Series Fund Inc.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.	TIA Subadviser: Massachusetts Financial Services Company (“MFS”)
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation.	SBFM
Smith Barney High Income Portfolio	Seeks high current income. Capital appreciation is a secondary objective.	SBFM
Smith Barney International All Cap Growth Portfolio	Seeks total return on assets from growth of capital and income.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital.	SBFM
Smith Barney Large Cap Value Portfolio	Seeks current income and long-term growth of income and capital.	SBFM
Smith Barney Mid Cap Core Portfolio	Seeks long-term growth of capital.	SBFM
Smith Barney Money Market Portfolio	Seeks maximum current income and preservation of capital. The Fund seeks to maintain a stable $1 share price.	SBFM
The Travelers Series Trust
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: MFS
MFS Research Portfolio	Seeks to provide long-term growth of capital and future income.	TAMIC Subadviser: MFS
Social Awareness Stock Portfolio	Seeks to obtain long-term capital appreciation and retention of net investment income.	SBFM
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management, Inc. (“VKAM”)
Emerging Growth Portfolio Class II Shares	Seeks capital appreciation by investing primarily in common stocks of companies considered to be emerging growth companies.	VKAM
Growth and Income Portfolio Class II Shares	Seeks long-term growth of capital and income.	VKAM
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio	Seeks long-term capital growth by investing in equity securities of U.S. companies with market capitalizations below the top 1,000 stocks of the equity market. Under normal circumstances, at least 65% of the fund’s total assets will be invested in such companies. Dividend income, if any, is incidental to this investment objective.	Citi Fund Management, Inc.

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FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners;
    the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value; and
    that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

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Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for eight years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	1%
9 or more	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);
    if an annuity payout (based on life expectancy) has begun
    due to a minimum distribution under our minimum distribution rules then in effect; or
    if the annuitant is confined to an eligible Nursing Home as described in Appendix D.

Note: Any free withdrawals taken will not reduce purchase payments still subject to a withdrawal charge,

Free Withdrawal Allowance

The free withdrawal allowance does not apply to any withdrawals transferred directly to other financial institutions.

You may withdraw up to 15% of the contract value annually, without a withdrawal charge. (If you have purchase payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of purchase payments no longer subject to a withdrawal charge. Note: Any free withdrawal taken will reduce purchase payments no longer subject to a withdrawal charge.) For the first contract year, the available amount is 15% of the initial purchase payment. If the initial purchase payment is the result of multiple transfers and/or exchanges, we will apply the 15% to the aggregate purchase payments received from outside carriers provided that:

1)	the transfer paperwork attributable to each such payment is submitted to our office with the original application, and

2)	such payments are received by our office within 120 days after the application is received.

Beginning in the second contract year, the available free withdrawal amount is 15% of the contract value at the end of the previous contract year.

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Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

(1)	from the distribution of death proceeds;

(2)	after an annuity payout has begun; or

(3)	if the contract value on the date of assessment equals or is greater than $100,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge is equals 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 8% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

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1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred;
    the number of transfers you made within the previous three months;
    whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
    whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your Contract or with our consent. These restrictions are subject to any state law requirements.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $100.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can

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accrue up to 6 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the fixed account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

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Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

    the death benefit will not be payable upon the annuitant’s death the contingent annuitant becomes the annuitant; and
    all other rights and benefits will continue in effect
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When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of beneficiary contract continuance (“death report date”).

We must be notified of the annuitant’s death no later than six months from the date of death in order to pay the death proceeds as described under “Death Proceeds Before the Maturity Date.” If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax.

We will pay the beneficiary an amount as described below, which amount will be reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted.

NOTE: If the owner dies before the annuitant, the death benefit is recalculated, replacing all references to “annuitant” with “owner.”

Death Proceeds before the Maturity Date

Age on Contract Date	Death Benefit
If the annuitant was younger than age 76 on the contract date, the death benefit will be the greatest of:		• •	the contract value; the total purchase payments made under the Contract (less any withdrawals); or
		•	the step-up value, if any, as described below.
If the annuitant was age 76 or over on the contract date, the death benefit will be:		•	the contract value.

IF THE ANNUITANT IS YOUNGER THAN AGE 76 ON CONTRACT DATE

Step-Up Value

Where the annuitant was younger than age 67 on the contract date. A step-up value will be established on the eighth contract date anniversary which occurs on or prior to the death report date. The step-up value will initially equal the contract value on that anniversary. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When a withdrawal is taken, we will reduce the step-up value by a partial surrender reduction as described below. On each contract anniversary before the annuitant’s 76th birthday and before the annuitant’s death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes made to the step-up value on or after the annuitant’s 76th birthday will be those related to additional purchase payments or withdrawals.

Where the annuitant was age 67 through 75 on the contract date. A step-up value will be established on the eighth contract date anniversary which occurs on or prior to the death report date. The step-up value will equal the contract value on that anniversary. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When a withdrawal is taken, we will reduce the step-up value by a partial surrender reduction as described below. The only changes made to the step-up value on or after the eighth contract date anniversary will be those related to additional purchase payments or withdrawals.

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Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

  50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current step-up value is $50,000, and you decide to make a partial withdrawal of $10,000, the step-up value would be reduced as follows:

  50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

IF THE ANNUITANT IS AGE 76 OR OLDER ON THE CONTRACT DATE

We will pay to the beneficiary a death benefit in an amount equal to the contract value as of the death report date, reduced by any applicable premium tax or outstanding loans.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the surviving joint owner elects to continue the contract rather than receive the distribution..	Yes

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the beneficiary/surviving joint owner elects to continue the contract rather than receive the distribution.	Yes

Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner.	Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution.

		Or, unless there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes

Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming annuitant is still alive)	No death proceeds are payable; contract continues.		N/A

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

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Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply* (See* Above)
Owner/Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the “adjusted contract value”) will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional purchase payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. All benefits and features of the continued contract will be based on the beneficiary’s age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy; or
    under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

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Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or amount. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 90th birthday or ten years after the effective date of the Contract, if later. (For Contracts issued in Florida and New York, the maturity date you elect may not be later than the annuitant’s 90th birthday.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 90th birthday or to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if

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they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of cash surrender value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $1,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities. Option 5 is only available for fixed annuities.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person,

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payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

Income Options

Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the

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“right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $1,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Separate Account PF and Separate Account PF II, respectively. Both Separate Account PF and Separate Account PF II were established on July 30, 1997 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Separate Account PF and Separate Account PF II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

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Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owne rs would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

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Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among

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other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax advisor regarding this issue.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

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Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 8% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes,

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including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

The Travelers Insurance Company

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

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PRIMELITE APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

	Year Ended			Period From July 9, 1998 to December 31,

Funding Option	2001	2000	1999	1998

Greenwich Street Series Fund
Appreciation Portfolio (7/98)
Unit Value at beginning of year	1.131	1.151	1.032	1.000
Unit Value at end of year	1.071	1.131	1.151	1.032
Number of units outstanding at end of year	60,882,282	55,280,185	39,976,850	6,001,504
Fundamental Value Portfolio (5/01)
Unit Value at beginning of year	1.000	-	-	-
Unit Value at end of year	0.921	-	-	-
Number of units outstanding at end of year	8,573,648	-	-	-
Smith Barney Allocation Series Inc.
Select Balanced Portfolio (7/98) (1)
Unit Value at beginning of period	1.107	1.071	1.010	1.000
Unit Value at end of period	1.077	1.107	1.071	1.010
Number of units outstanding at end of period	25,401,469	16,329,880	11,802,965	3,276,785
Select Growth Portfolio (7/98)
Unit Value at beginning of period	1.106	1.178	1.028	1.000
Unit Value at end of period	0.983	1.106	1.178	1.028
Number of units outstanding at end of period	20,695,886	21,993,066	16,449,483	4,128,790
Select High Growth Portfolio (7/98)
Unit Value at beginning of period	1.153	1.260	1.007	1.000
Unit Value at end of period	1.000	1.153	1.260	1.007
Number of units outstanding at end of period	11,235,147	12,351,705	6,958,968	2,419,349
Smith Barney Investment Series
Growth and Income Portfolio (5/00) *
Unit Value at beginning of period	0.927	1.000	-	-
Unit Value at end of period	0.816	0.927	-	-
Number of units outstanding at end of period	6,211,271	3,031,797	-	-
Select Government Portfolio (5/00) *
Unit Value at beginning of period	1.105	1.000	-	-
Unit Value at end of period	1.154	1.105	-	-
Number of units outstanding at end of period	948,144	305,703	-	-
Smith Barney Large Cap Core Portfolio (5/00) (2)
Unit Value at beginning of period	0.892	1.000	-	-
Unit Value at end of period	0.752	0.892	-	-
Number of units outstanding at end of period	17,766,972	11,573,385	-	-

PRIMELITE APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended			Period From July 9, 1998 to December 31,

Funding Option	2001	2000	1999	1998

Smith Barney Premier Selections All Cap Growth Portfolio (5/00) (3)
Unit Value at beginning of period	1.048	1.000	-	-
Unit Value at end of period	0.887	1.048	-	-
Number of units outstanding at end of period	5,405,644	3,237,291	-	-
Travelers Series Fund Inc.
MFS Total Return Portfolio (7/98)
Unit Value at beginning of period	1.177	1.024	1.011	1.000
Unit Value at end of period	1.161	1.177	1.024	1.011
Number of units outstanding at end of period	17,379,043	13,308,964	8,380,697	1,863,613
Smith Barney Aggressive Growth Portfolio (5/00)
Unit Value at beginning of year	1.021	1.000	-	-
Unit Value at end of year	0.966	1.021	-	-
Number of units outstanding at end of year	37,422,234	18,739,294	-	-
Smith Barney High Income Portfolio (7/98)
Unit Value at beginning of period	0.879	0.969	0.958	1.000
Unit Value at end of period	0.834	0.879	0.969	0.958
Number of units outstanding at end of period	9,315,238	6,930,394	5,067,972	1,085,592
Smith Barney International All Cap Growth Portfolio (7/98)
Unit Value at beginning of period	1.105	1.471	0.889	1.000
Unit Value at end of period	0.750	1.105	1.471	0.889
Number of units outstanding at end of period	15,011,452	13,921,387	5,354,378	1,252,105
Smith Barney Large Capitalization Growth Portfolio (5/01)
Unit Value at beginning of period	1.000	-	-	-
Unit Value at end of period	0.903	-	-	-
Number of units outstanding at end of period	374,309	-	-	-
Smith Barney Large Cap Value Portfolio (7/98)
Unit Value at beginning of period	1.070	0.959	0.972	1.000
Unit Value at end of period	0.969	1.070	0.959	0.972
Number of units outstanding at end of period	27,245,125	22,747,426	17,862,434	3,867,915
Smith Barney Mid Cap Core Portfolio (5/01)
Unit Value at beginning of period	1.000	-	-	-
Unit Value at end of period	0.938	-	-	-
Number of units outstanding at end of period	1,540,502	-	-	-

PRIMELITE APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended			Period From July 9, 1998 to December 31,

Funding Option	2001	2000	1999	1998

Smith Barney Money Market Portfolio (7/98)
Unit Value at beginning of period	1.098	1.050	1.016	1.000
Unit Value at end of period	1.123	1.098	1.050	1.016
Number of units outstanding at end of period	20,145,080	8,885,259	8,243,538	1,796,861
Travelers Series Trust
MFS Mid Cap Growth Portfolio (7/98)
Unit Value at beginning of period	1.760	1.632	1.008	1.000
Unit Value at end of period	1.325	1.760	1.632	1.008
Number of units outstanding at end of period	20,566,363	19,101,495	6,463,250	1,229,892
MFS Research Portfolio (7/98)
Unit Value at beginning of period	1.146	1.231	1.009	1.000
Unit Value at end of period	0.876	1.146	1.231	1.009
Number of units outstanding at end of period	17,155,896	17,616,134	10,815,585	3,296,438
Social Awareness Stock Portfolio (5/00)
Unit Value at beginning of period	0.984	1.000	-	-
Unit Value at end of period	0.818	0.984	-	-
Number of units outstanding at end of period	3,997,356	1,618,990	-	-
Van Kampen Life Investment Trust
Comstock Portfolio Class II (9/00)
Unit Value at beginning of period	1.166	1.000	-	-
Unit Value at end of period	1.118	1.166	-	-
Number of units outstanding at end of period	8,684,522	1,128,683	-	-
Emerging Growth Portfolio Class II (9/00)
Unit Value at beginning of period	0.773	1.000	-	-
Unit Value at end of period	0.521	0.773	-	-
Number of units outstanding at end of period	22,937,404	9,176,940	-	-
Growth and Income Portfolio Class II (9/00)
Unit Value at beginning of period	1.046	1.000	-	-
Unit Value at end of period	0.969	1.046	-	-
Number of units outstanding at end of period	7,756,388	888,512	-	-

PRIMELITE APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT PF FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended			Period From July 9, 1998 to December 31,

Funding Option	2001	2000	1999	1998

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01) (4)
Unit Value at beginning of period	1.000	-	-	-
Unit Value at end of period	0.954	-	-	-
Number of units outstanding at end of period	2,228,011	-	-	-

______________

The date next to each Funding Option's name represents the date that money came into the Funding Option through the Separate Account. Funding Options not listed had no amounts yet allocated to them or were not yet available as of December 31, 2001. The financial statements of separate account PF and the consolidated financial statements of Travelers Insurance Company and subsidiaries are contained in the SAI.

*	Fund’s name has changed – please see the prospectus.

(1)	As the result of a merger in 2001, the Select Balanced Portfolio acquired the assets and stated liabilities of the Select Conservative Portfolio and the Select Income Portfolio.

(2)	Formerly, Select Growth Portfolio.

(3)	Formerly, Select Mid Cap Portfolio.

(4)	As the result of a merger in 2001, Smith Barney Small Cap Growth Opportunities Portfolio acquired the assets and stated liabilities of the Select Small Cap Portfolio.

PRIMELITE APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

	Year Ended			Period From June 24, 1998 (effective date) to December 31,

Funding Option	2001	2000	1999	1998

Greenwich Street Series Fund
Appreciation Portfolio (7/98)
Unit Value at beginning of period	1.131	1.151	1.032	1.000
Unit Value at end of period	1.071	1.131	1.151	1.032
Number of units outstanding at end of period	336,418,350	312,397,589	235,392,378	36,108,910
Fundamental Value Portfolio (5/01)
Unit Value at beginning of period	1.000	-	-	-
Unit Value at end of period	0.921	-	-	-
Number of units outstanding at end of period	64,153,523	-	-	-
Smith Barney Allocation Series
Select Balanced Portfolio (7/98) (1)
Unit Value at beginning of period	1.107	1.071	1.010	1.000
Unit Value at end of period	1.077	1.107	1.071	1.010
Number of units outstanding at end of period	172,335,872	116,649,147	92,958,272	37,964,992
Select Growth Portfolio (6/98)
Unit Value at beginning of period	1.106	1.178	1.028	1.000
Unit Value at end of period	0.983	1.106	1.178	1.028
Number of units outstanding at end of period	135,503,046	148,142,153	106,081,505	30,475,847
Select High Growth Portfolio (7/98)
Unit Value at beginning of period	1.153	1.260	1.007	1.000
Unit Value at end of period	1.000	1.153	1.260	1.007
Number of units outstanding at end of period	91,359,358	98,281,080	63,571,711	18,718,704
Smith Barney Investment Series
Growth and Income Portfolio (5/00)*
Unit Value at beginning of period	0.927	-	-	-
Unit Value at end of period	0.816	-	-	-
Number of units outstanding at end of period	37,624,621	-	-	-
Select Government Portfolio (5/00)*
Unit Value at beginning of period	1.105	-	-	-
Unit Value at end of period	1.154	-	-	-
Number of units outstanding at end of period	8,557,026	-	-	-
Smith Barney Large Cap Core Portfolio (5/00) (2)
Unit Value at beginning of period	0.892	-	-	-
Unit Value at end of period	0.752	-	-	-
Number of units outstanding at end of period	77,234,297	-	-	-

PRIMELITE APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year ended			Period From June 24, 1998 (effective date) to December 31,

Funding Option	2001	2000	1999	1998

Smith Barney Premier Selections All Cap Growth Portfolio (5/00) (3)
Unit Value at beginning of period	1.048	-	-	-
Unit Value at end of period	0.887	-	-	-
Number of units outstanding at end of period	33,868,061	-	-	-
Travelers Series Fund Inc.
MFS Total Return Portfolio (7/98)
Unit Value at beginning of period	1.177	1.024	1.011	1.000
Unit Value at end of period	1.161	1.177	1.024	1.011
Number of units outstanding at end of period	99,836,615	75,344,816	54,861,298	11,901,259
Smith Barney Aggressive Growth Portfolio
Unit Value at beginning of period	1.021	1.000	-	-
Unit Value at end of period	0.966	1.021	-	-
Number of units outstanding at end of period	210,647,462	98,624,592	-	-
Smith Barney High Income Portfolio (7/98)
Unit Value at beginning of period	0.879	0.969	0.958	1.000
Unit Value at end of period	0.834	0.879	0.969	0.958
Number of units outstanding at end of period	44,411,528	31,714,593	25,856,446	7,250,612
Smith Barney International All Cap Growth Portfolio (7/98)
Unit Value at beginning of period	1.105	1.471	0.889	1.000
Unit Value at end of period	0.750	1.105	1.471	0.889
Number of units outstanding at end of period	71,952,232	68,195,410	28,191,109	8,642,970
Smith Barney Large Capitalization Growth Portfolio (5/01)
Unit Value at beginning of period	1.000	-	-	-
Unit Value at end of period	0.903	-		-
Number of units outstanding at end of period	3,651,010	-	-	-
Smith Barney Large Cap Value Portfolio (7/98)
Unit Value at beginning of period	1.070	0.959	0.972	1.000
Unit Value at end of period	0.969	1.070	0.959	0.972
Number of units outstanding at end of period	130,549,518	109,901,403	95,910,703	21,613,178
Smith Barney Mid Cap Core Portfolio (5/00)
Unit Value at beginning of period	1.000	-	-	-
Unit Value at end of period	0.938	-		-
Number of units outstanding at end of period	8,351,207	-	-	-

PRIMELITE APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year ended			Period From June 24, 1998 (effective date) to December 31,

Funding Option	2001	2000	1999	1998

Smith Barney Money Market Portfolio (7/98)
Unit Value at beginning of period	1.098	1.050	1.016	1.000
Unit Value at end of period	1.123	1.098	1.050	1.016
Number of units outstanding at end of period	93,223,072	43,727,838	56,006,628	9,365,841
Travelers Series Trust
MFS Mid Cap Growth Portfolio (7/98)
Unit Value at beginning of period	1.760	1.632	1.008	1.000
Unit Value at end of period	1.325	1.760	1.632	1.008
Number of units outstanding at end of period	104,171,307	102,889,578	34,997,093	5,280,045
MFS Research Portfolio (7/98)
Unit Value at beginning of period	1.146	1.231	1.009	1.000
Unit Value at end of period	0.876	1.146	1.231	1.009
Number of units outstanding at end of period	105,780,845	111,973,813	70,357,077	18,932,328
Social Awareness Stock Portfolio (5/00)
Unit Value at beginning of period	0.984	1.000	-	-
Unit Value at end of period	0.818	0.984	-	-
Number of units outstanding at end of period	22,300,728	8,016,692	-	-
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares (9/00)
Unit Value at beginning of period	1.166	1.000	-	-
Unit Value at end of period	1.118	1.166	-	-
Number of units outstanding at end of period	67,881,536	7,549,285	-	-

PRIMELITE APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year ended			Period From June 24, 1998 (effective date) to December 31,

Funding Option	2001	2000	1999	1998

Emerging Growth Portfolio Class II Shares (9/00)
Unit Value at beginning of period	0.773	1.000	-	-
Unit Value at end of period	0.521	0.773	-	-
Number of units outstanding at end of period	135,230,509	57,423,433	-	-
Growth and Income Portfolio Class II Shares (9/00)
Unit Value at beginning of period	1.046	1.000	-	-
Unit Value at end of period	0.969	1.046	-	-
Number of units outstanding at end of period	54,264,239	12,181,962	-	-
Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio (5/01) (4)
Unit Value at beginning of period	1.000	-	-	-
Unit Value at end of period	0.954	-	-	-
Number of units outstanding at end of period	9,833,197	-	-	-

______________

The date next to each Funding Option's name represents the date that money came into the Funding Option through the Separate Account. Funding Options not listed had no amounts yet allocated to them or were not yet available as of December 31, 2001. The financial statements for Fund PF II and the financial statements for The Travelers Life and Annuity Company are contained in the SAI.

*	Fund’s name has changed – please see the prospectus.

(1)	As the result of a merger in 2001, the Select Balanced Portfolio acquired the assets and stated liabilities of the Select Conservative Portfolio and the Select Income Portfolio.

(2)	Formerly, Select Growth Portfolio.

(3)	Formerly, Select Mid Cap Portfolio.

(4)	As the result of a merger in 2001, Smith Barney Small Cap Growth Opportunities Portfolio acquired the assets and stated liabilities of the Select Small Cap Portfolio.

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

C-1

APPENDIX D

WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT

(This waiver is not available if the Annuitant is age 71
or older on the date the Contract is issued.)

If, after the first contract year and before the maturity date, the annuitant begins confinement in an Eligible Nursing Home, and remains confined for the qualifying period, you may make a total or partial withdrawal, subject to the maximum withdrawal amount described below, without incurring a Withdrawal Charge. In order for the Withdrawal Charge to be waived, the withdrawal must be made during continued confinement in an Eligible Nursing Home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an Eligible Nursing Home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An Eligible Nursing Home is defined as an institution or special nursing unit of a hospital which:

             (a)   is Medicare approved as a provider of skilled nursing care services; and

    (b)   is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

OR

Meets all of the following standards:

             (a)   is licensed as a nursing care facility by the state in which it is licensed;

    (b)   is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

    (c)   provides nursing care to individuals who are not able to care for themselves and who require nursing care;

             (d)   provides, as a primary function, nursing care and room and board; and charges for these services;

    (e)   provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

             (f)   may provide care by a licensed physical, respiratory, occupational or speech therapist; and

    (g)   is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

Filing a claim: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the Withdrawal Charge is the contract value on the next valuation date following written proof of claim, less any purchase payments made within a one-year period before confinement in an Eligible Nursing Home begins, less any purchase payments made on or after the Annuitant’s 71st birthday.

Any withdrawal requested which falls under the scope of this waiver will be paid as soon as we receive proper written proof of your claim, and will be paid in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your contract.

D-1

APPENDIX E

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, PrimeElite Travelers Service Center, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-12684S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-12685S.

Name:
Address:

E-1

L-12684	May 1, 2002

PRIMELITE

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 2002

                                       for

                      THE TRAVELERS SEPARATE ACCOUNT PF II

                             FOR VARIABLE ANNUITIES

                                    ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in  conjunction  with, the  Individual  Variable  Annuity
Contract  Prospectus dated May 1, 2002. A copy of the Prospectus may be obtained by  writing to The  Travelers  Life and  Annuity  Company,  PrimElite  Travelers
Service  Center,  One Tower  Square,  Hartford,  Connecticut  06183-8036,  or by
calling (888) 556-5412 or by accessing the Securities and Exchange  Commission's website at http://www.sec.gov.

FINANCIAL STATEMENTS .....................................................

THE INSURANCE COMPANY

         The  Travelers  Life and Annuity  Company  (the  "Company")  is a stock insurance company  chartered in 1973 in Connecticut and continuously  engaged in the  insurance  business  since that time.  The Company is licensed to conduct a life  insurance  business in all states  (except New York),  and the District of
Columbia  and Puerto  Rico.  The  Company's  Home Office is located at One Tower
Square Hartford, Connecticut 06183 and its telephone number is (860) 277-0111.

         The Company is a wholly owned  subsidiary  of The  Travelers  Insurance
Company, an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer,  Global
Corporate,  Global  Investment  Management and Private  Banking,  and Investment
Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner").  An annual statement covering the operations  of the  Company for the  preceding  year,  as well as its  financial condition as of December 31 of such year, must be filed with the Commissioner in a prescribed  format on or before March 1 of each year. The Company's  books and assets are subject to review or examination by the Commissioner or his agents at all times,  and a full  examination of its operations is conducted at least once every four years.

         The Company is also subject to the insurance  laws and  regulations  of all other  states in which it is  licensed to operate.  However,  the  insurance departments of each of these states  generally  apply the laws of the home state
(jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT.  Separate Account PF II meets the definition of a separate account under the federal  securities  laws, and will comply with the provisions of the 1940 Act.  Additionally,  the  operations  of Separate  Account PF II are subject to the provisions of Section 38a-433 of the Connecticut General Statutes
which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no  restrictions on the  investments of the Separate  Account,  and the
Commissioner  has  adopted no  regulations  under the  Section  that  affect the
Separate Account.

                              PRINCIPAL UNDERWRITER

         Travelers  Distribution LLC ("TDLLC")  serves as principal  underwriter for  Separate  Account PF II and the  Contracts.  The  offering  is  continuous.
TDLLC's principal  executive offices are located at One Tower Square,  Hartford,
Connecticut. TDLLC is affiliated with the Company and Separate Account PF II.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

         Under  the  terms  of  the  Distribution  and  Principal   Underwriting
Agreement  among  Separate  Account PF II, TDLLC and the Company,  TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the
Contracts.  The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at
4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency.  A business day is any day the New York Stock Exchange is open.
It is expected  that the Exchange will be closed on Saturdays and Sundays and on the  observed  holidays  of  New  Year's  Day,  Martin  Luther  King,  Jr.  Day,
President's  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving  Day  and  Christmas  Day.  Each  security  traded  on  a  national securities  exchange is valued at the last  reported  sale price on the business day.  If there has been no sale on that day,  then the value of the  security is taken to be the mean  between the  reported bid and asked prices on the business day or on the basis of quotations  received from a reputable broker or any other recognized source.

Any  security  not traded on a  securities  exchange  but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean  between the quoted bid and asked  prices on the business day or on the basis of  quotations  received  from a  reputable  broker or any other recognized source.

         Securities traded on the  over-the-counter-market and listed securities with no reported  sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations  received from a reputable  broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market.  Short-term  investments  maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market"
(computing  a market  value based upon  quotations  from  dealers or issuers for securities of a similar type,  quality and maturity.)  "Marking to market" takes into account unrealized  appreciation or depreciation due to changes in interest rates or other  factors  which would  influence  the current fair values of such securities.  Short-term  investments  maturing  in sixty  days or less for which there is no reliable  quoted  market  price are valued at  amortized  cost which approximates market.

THE CONTRACT  VALUE:  The value of an  accumulation  unit on any business day is determined by  multiplying  the value on the  preceding  business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure  the  investment  performance  of a Funding  Option  from one valuation period to the next. The net investment factor for a Funding Option for any  valuation  period is equal to the sum of 1.000000  plus the net  investment rate (the gross  investment rate less any applicable  Funding Option  deductions during the  valuation  period  relating to the mortality and expense risk charge and the administrative  expense charge).  The gross investment rate of a Funding
Option is equal to (a) minus (b), divided by (c) where:

     (a) = investment  income plus capital gains and losses (whether realized or unrealized);

     (b) = any deduction for applicable taxes (presently zero); and

     (c) = the value of the assets of the funding option at the beginning of the valuation period.

         The gross investment rate may be either positive or negative. A Funding
Option's  investment  income includes any  distribution  whose  ex-dividend date occurs during the valuation period.

ACCUMULATION  UNIT VALUE.  The value of the  accumulation  unit for each Funding
Option was initially  established at $1.00. The value of an accumulation unit on any  business  day is  determined  by  multiplying  the  value on the  preceding business day by the net investment  factor for the valuation  period just ended.
The net  investment  factor is calculated for each Funding Option and takes into account  the  investment  performance,  expenses  and the  deduction  of certain expenses.

ANNUITY UNIT VALUE.  The initial  Annuity Unit Value  applicable to each Funding
Option was established at $1.00. An annuity unit value as of any business day is equal to (a) the value of the annuity unit on the immediately preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended,  divided by (c) the  assumed  net  investment  factor for the valuation  period.  (For example,  the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation  Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                             PERFORMANCE INFORMATION

         From  time  to  time,  the  Company  may  advertise  several  types  of historical  performance for the Funding  Options of Separate  Account PF II. The
Company may advertise the  "standardized  average  annual total  returns" of the
Funding  Options,  calculated  in a  manner  prescribed  by the  Securities  and
Exchange  Commission,  as  well  as  the  "nonstandardized  total  returns,"  as described below:

         STANDARDIZED  METHOD.  Quotations  of average  annual total returns are computed  according to a formula in which a hypothetical  initial  investment of
$1,000 is applied to the Funding Option,  and then related to ending  redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding  Option has been in  existence,  if less.  If a Funding
Option has been in existence for less than one year, the "since inception" total return performance  quotations are year-to-date and are not average annual total returns.  These quotations reflect the deduction of all recurring charges during each  period  (on a pro  rata  basis  in the case of  fractional  periods).  The deduction  for the  annual  contract  administrative  charge is  converted  to a percentage of assets based on the actual fee  collected,  divided by the

                                       2

average  net  assets  for  contracts  sold  under the  Prospectus  to which this
Statement of Additional  Information  relates.  Each  quotation  assumes a total redemption  at the end of each  period  with the  assessment  of any  applicable withdrawal charge at that time.

         NONSTANDARDIZED   METHOD.   Nonstandardized  "total  returns"  will  be
calculated in a similar manner based on the  performance of the Funding  Options over a period of time, usually for the calendar  year-to-date,  and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative  charge,  which,  if  reflected,  would  decrease  the  level  of performance  shown. The withdrawal  charge is not reflected because the Contract is designed for long-term investment.

         For  Funding  Options  that  were in  existence  prior to the date they became  available  under  Separate  Account PF II, the  nonstandardized  average annual total return quotations will reflect the investment performance that such
Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted.  The total return quotations are based upon  historical  earnings and are not necessarily  representative  of future performance.

         Average annual total returns for each of the Funding  Options  computed according to the standardized and nonstandardized  methods for the period ending
December 31, 2001 are set forth in the following tables.

                                       3

PRIMELITE
                 STANDARDIZED PERFORMANCE UPDATE AS OF 12/31/01

------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION ACCOUNTS:                                             1 Year          5 Year              10 Year (or inception)
------------------------------------------------------------------------------------------------------------------------------------

Smith Barney Allocation Select Balanced Portfolio                     -10.59%             -             0.70%              7/7/1998
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Allocation Select Growth Portfolio                       -18.24%             -            -1.97%             6/24/1998
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Allocation Select High Growth Portfolio                  -20.29%             -            -1.52%              7/6/1998
------------------------------------------------------------------------------------------------------------------------------------
EQUITY ACCOUNTS:
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                              -13.04%             -            -6.25%              5/1/2000
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                                   -12.95%             -             0.53%              7/6/1998
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Fundamental Value Portfolio                                  -               -            -15.34%             5/1/2001
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                              -19.14%             -            -15.31%             5/1/2000
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio                   -37.60%             -            -9.32%              7/8/1998
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                                 -22.51%             -            -19.34%             5/1/2000
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                                   -               -            -16.99%             5/1/2001
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                                -16.75%             -            -2.41%              7/7/1998
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Mid Cap Core Portfolio                                       -               -            -13.77%             5/1/2001
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio              -22.18%             -            -10.95%             5/1/2000
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Portfolio                     -               -            -13.07%             5/1/2001
------------------------------------------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio (Smith Barney)                       -23.55%             -            -15.17%             5/1/2000
------------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                          -30.80%             -             7.15%              7/8/1998
------------------------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                                -29.70%             -            -5.17%              7/7/1998
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio - Class II Shares*                      -11.88%             -             3.64%             9/18/2000
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio Class II Shares*                 -38.05%             -            -43.17%            9/18/2000
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income Portfolio Class II Shares*               -14.82%             -            -7.83%             9/18/2000
------------------------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                                    -12.73%             -            -6.51%              7/6/1998
------------------------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                             -9.34%             -             3.00%              7/6/1998
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                                    -5.81%             -             1.98%              7/9/1998
------------------------------------------------------------------------------------------------------------------------------------

The inception  date used to calculate  standardized  performance is based on the date that the investment option became active in the product

                                       4

PRIMELITE
                NONSTANDARDIZED PERFORMANCE UPDATE AS OF 12/31/01

--------------------------------------------------------------------------------------------------------
                                                                          Cumulative Returns
--------------------------------------------------------------------------------------------------------
                                                                 YTD       1 YR       3YR       5YR
--------------------------------------------------------------------------------------------------------

ASSET ALLOCATION ACCOUNTS:
--------------------------------------------------------------------------------------------------------
Smith Barney Allocation Select Balanced Portfolio                -2.75%     -2.75%     6.64%      -
--------------------------------------------------------------------------------------------------------
Smith Barney Allocation Select Growth Portfolio                 -11.08%    -11.08%    -4.35%      -
--------------------------------------------------------------------------------------------------------
Smith Barney Allocation Select High Growth Portfolio            -13.31%    -13.31%    -0.74%      -
--------------------------------------------------------------------------------------------------------
EQUITY ACCOUNTS:
--------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                         -5.42%     -5.42%     -          -
--------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                              -5.32%     -5.32%     3.73%     51.89%
--------------------------------------------------------------------------------------------------------
Smith Barney Fundamental Value Portfolio                         -6.59%     -6.59%    33.52%     59.39%
--------------------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                        -12.06%    -12.06%     -          -
--------------------------------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio             -32.14%    -32.14%   -15.64%    -10.33%
--------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                           -15.73%    -15.73%     -          -
--------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                         -14.22%    -14.22%     1.56%      -
--------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                           -9.45%     -9.45%    -0.33%     34.81%
--------------------------------------------------------------------------------------------------------
Smith Barney Mid Cap Core Portfolio                             -11.25%    -11.25%     -          -
--------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio        -15.37%    -15.37%     -          -
--------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Portfolio           -17.39%    -17.39%    20.50%      -
--------------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio (Smith Barney)                 -16.86%    -16.86%    -6.80%     52.58%
--------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                    -24.74%    -24.74%    31.42%      -
--------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                          -23.54%    -23.54%   -13.17%      -
--------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio - Class II Shares*                 -4.16%     -4.16%     -          -
--------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio Class II Shares*           -32.62%    -32.62%    20.13%     93.53%
--------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income Portfolio Class II Shares*          -7.36%     -7.36%    21.34%   71.69%
--------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
--------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                               -5.09%     -5.09%   -12.93%     -3.17%
--------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
--------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                       -1.40%     -1.40%    14.79%     51.15%
--------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
--------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio                               2.24%      2.24%    10.47%     18.59%
--------------------------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio - 7 Day Yield                -0.01%   This yield quotation more closely reflects the current
                                                                          earnings of this fund.
---------------------------------------------------------------------------------------------------------------------------------

The inception  date is the date that the underlying  fund commenced  operations.
*These funds offer multiple classes of shares. The performance above may reflect the fees and  performance  of another class of the same fund for periods  before the current class existed.  If the current  class's 12b-1 fee and other expenses were higher,  the performance shown would be lower. They may not be available in every jurisdiction.

                                      5

-------------------------------------------------------------------------
       Average Annual Returns                  Calendar Year Returns
-------------------------------------------------------------------------
    3YR       5YR         Inception          2000       1999      1998
-------------------------------------------------------------------------

-------------------------------------------------------------------------
     2.16%     -         4.86%   3/10/97       3.38%      6.08%    8.03%
-------------------------------------------------------------------------
    -1.47%     -         3.48%   3/11/97      -6.09%     14.54%   12.34%
-------------------------------------------------------------------------
    -0.25%     -         4.35%   3/10/97      -8.48%     25.12%   13.72%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
     -         -        12.99%   11/1/99      14.12%      -         -
-------------------------------------------------------------------------
     1.23%     8.71%     9.69%  10/16/91      -1.79%     11.55%   17.47%
-------------------------------------------------------------------------
    10.11%     9.77%    12.78%   12/3/93      18.81%     20.32%    3.60%
-------------------------------------------------------------------------
     -         -        -5.76%   9/14/99      -8.29%      -         -
-------------------------------------------------------------------------
    -5.51%    -2.16%     1.14%   6/20/94     -24.85%     65.42%    4.96%
-------------------------------------------------------------------------
     -         -        -3.04%   9/14/99      -6.50%      -         -
-------------------------------------------------------------------------
     0.52%     -         6.36%    5/1/98      -8.24%     29.02%     -
-------------------------------------------------------------------------
    -0.11%     6.15%     9.98%   6/20/94      11.55%     -1.33%    8.32%
-------------------------------------------------------------------------
     -         -         8.94%   11/1/99      16.27%      -         -
-------------------------------------------------------------------------
     -         -         7.09%   9/14/99      16.26%      -         -
-------------------------------------------------------------------------
     6.41%     -         4.92%    2/7/97       7.50%     35.69%   -5.14%
-------------------------------------------------------------------------
    -2.32%     8.81%    10.48%    5/1/92      -1.86%     14.23%   30.43%
-------------------------------------------------------------------------
     9.52%     -         7.35%   3/23/98       7.85%     61.90%     -
-------------------------------------------------------------------------
    -4.59%     -        -2.50%   3/23/98      -6.89%     21.96%     -
-------------------------------------------------------------------------
     -         -         5.24%    5/1/99      27.78%      -         -
-------------------------------------------------------------------------
     6.30%    14.11%    15.76%    7/3/95     -11.55%    101.57%   35.64%
-------------------------------------------------------------------------
     6.65%   11.41%     11.28%  12/23/96      17.56%     11.42%   18.01%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
    -4.51%    -0.64%     3.02%   6/22/94      -9.32%      1.17%   -0.95%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
     4.70%     8.61%    10.12%   6/20/94      15.03%      1.21%   10.13%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
     3.37%     3.47%     3.48%   6/20/94       4.59%      3.31%    3.59%
-------------------------------------------------------------------------

FEDERAL TAX CONSIDERATIONS

         The following  description of the federal income tax consequences under this  Contract is not  exhaustive  and is not intended to cover all  situations.
Because of the complexity of the law and the fact that the tax results will vary according to the factual  status of the individual  involved,  tax advice may be needed  by a person  contemplating  purchase  of an  annuity  contract  and by a contract  owner or  beneficiary  who may make  elections  under a contract.  For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

         Federal tax law requires that minimum annual distributions begin by
April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity, attains age 70_
or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70_ regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases  in the value of the contract are  generally  deferred  from tax until distribution.  Generally,  if an  annuity  contract  is owned  by other  than an individual  (or an entity such as a trust or other  "look-through"  entity which owns for an  individuals's  benefit),  the owner  will be taxed each year on the increase  in the  value of the  contract.  An  exception  applies  for  purchase payments made before March 1, 1986.

         If two or more annuity  contracts are  purchased  from the same insurer within  the same  calendar  year,  distributions  from any of them will be taxed based  upon the  amount  of income in all of the same  calendar  year  series of annuities.  This will  generally  have the  effect of  causing  taxes to be paid sooner on the deferred gain in the contracts.

         Those  receiving  partial  distributions  made before the maturity date will generally be taxed on an income-first  basis to the extent of income in the contract.  If you are  exchanging  another  annuity  contract for this  annuity, certain  pre-August  14, 1982 deposits  into an annuity  contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability.  This  information on deposits  must be provided to the Company by the other  insurance  company at the time of the  exchange.  There is income  in the  contract  generally  to the extent the cash value exceeds the investment in the contract.  The investment in the  contract is equal to the amount of premiums  paid less any amount  received previously  which was  excludable  from gross  income.  Any  direct or  indirect borrowing  against the value of the  contract  or  pledging  of the  contract as security for a loan will be treated as a cash distribution under the tax law.

         In order to be treated as an annuity  contract  for federal  income tax purposes,  Section  72(s) of the Code  requires  any  non-qualified  contract to contain certain provisions  specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section  72(s)  requires  that (a) if an  owner  dies on or  after  the  annuity starting  date,  but prior to the time the entire  interest in the  contract has been  distributed,  the entire  interest in the contract will be  distributed at least as rapidly as under the method of  distribution  being used as of the date of such owner's death;  and (b) if any owner dies prior to the annuity  starting date, the entire interest in the contract will be distributed  within five years after the date of such owner's  death.  These  requirements  will be  considered satisfied  as to any portion of an owner's  interest  which is payable to or for the benefit of a designated  beneficiary and which is distributed  over the life of such  designated  beneficiary or over a period not extending  beyond the life expectancy of that beneficiary,  provided that such  distributions  begin within one year of the owner's death.  The designated  beneficiary  refers to a natural person  designated  by the owner as a beneficiary  and to whom  ownership of the contract passes by reason of death.  However,  if the designated  beneficiary is the surviving  spouse of the deceased owner,  the contract may be continued with the surviving  spouse as the new owner.  Contracts will be  administered  by the
Company in accordance  with these rules and the Company will make a notification when payments should be commenced.  Special values apply regarding  distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

                                       6

INDIVIDUAL RETIREMENT ANNUITIES

         To the  extent  of earned  income  for the year and not  exceeding  the applicable  limit  for the  taxable  year,  an  individual  may make  deductible contributions  to an individual  retirement  annuity (IRA). The applicable limit
($2,000 per year prior to 2002) has been  increased by the  Economic  Growth and
Tax  Relief  Reconciliation  Act of 2001  ("EGTRRA").  The limit is  $3,000  for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007,  and $5,000 for
2008, and will be indexed for inflation in years  subsequent to 2008.  There are certain  limits on the  deductible  amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan.
If an  individual  is married and the spouse does not have  earned  income,  the individual may establish IRAs for the individual and spouse.  Purchase  payments may then be made  annually  into IRAs for both spouses in the maximum  amount of
100% of earned  income up to a combined  limit  based on the  individual  limits outlined above.

         The Code  provides for the purchase of a  Simplified  Employee  Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer  contribution limit of up to $40,000 for each  participant.  The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general  applicability whether a death benefit provision such as the optional  enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

         Effective January 1, 1997,  employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary  reduction  contributions to an IRA based on a percentage of compensation of up to the applicable  limit for the taxable year.  The  applicable  limit was increased  under EGTRRA.  The  applicable  limit was  increased  under EGTRRA to
$7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for  inflation  for years after 2005.  (Alternatively,  the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer  must either make a matching  contribution  or a nonelective  contribution  based on the  prescribed  formulas  for all  eligible employees.  Early  withdrawals are subject to the 10% early  withdrawal  penalty generally  applicable  to IRAs,  except that an early  withdrawal by an employee under a SIMPLE plan IRA, within the first two years of  participation,  shall be subject to a 25% early withdrawal tax.

ROTH IRAS

         Effective  January 1, 1998,  Section 408A of the Code  permits  certain individuals to contribute to a Roth IRA.  Eligibility to make  contributions  is based upon income, and the applicable limits vary based on marital status and/or whether  the  contribution  is a rollover  contribution  from  another IRA or an annual  contribution.  Contributions to a Roth IRA, which are subject to certain limitations  (similar to the annual limits for the traditional  IRA's),  are not deductible  and must be made in cash or as a rollover or transfer  from  another
Roth IRA or other IRA. A conversion of a "traditional"  IRA to a Roth IRA may be subject to tax and other special rules apply.  You should  consult a tax adviser before  combining  any  converted  amounts  with other  Roth IRA  contributions, including any other conversion amounts from other tax years.

         Qualified  distributions  from a Roth  IRA are  tax-free.  A  qualified distribution  requires that the Roth IRA has been held for at least 5 years, and the  distribution is made after age 59_, on death or disability of the owner, or for a limited amount  ($10,000) for a qualified first time home purchase for the owner or  certain  relatives.  Income  tax and a 10%  penalty  tax may  apply to distributions  made (1) before age 59_  (subject to certain  exceptions)  or (2)
during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified  pension or  profit-sharing  plan,  purchase payments made by an employer are not currently  taxable to the  participant and increases in the value of a contract  are not  subject to  taxation  until  received  by a participant or beneficiary.

         Distributions  are generally  taxable to the participant or beneficiary as ordinary income in the year of receipt.  Any distribution  that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable.  Under a qualified  plan, the investment in the contract may be zero.

         The annual limits that apply to the amounts that may be  contributed to a defined  contribution  plan each year were  increased  by EGTRRA.  The maximum total annual limit was increased from $35,000 to $40,000.  The limit on employee salary  reduction  deferrals  (commonly  referred  to as  "401(k)  contributions")
increase on a graduated basis; $11,000 in 2002,

                                       7

$12,000 in 2003,  $13,000  in 2004,  $14,000  in 2005 and  $15,000 in 2005.  The
$15,000 annual limit will be indexed for inflation after 2005.

SECTION 403(B) PLANS

         Under Code section  403(b),  payments made by public school systems and certain  tax  exempt  organizations  to  purchase  annuity  contracts  for their employees  are  excludable  from the gross  income of the  employee,  subject to certain  limitations.  However,  these  payments  may be subject to FICA (Social
Security)  taxes. A qualified  contract issued as a tax-sheltered  annuity under section  403(b) will be amended as necessary to conform to the  requirements  of the Code.  The annual  limits  under Code  Section  403(b) for  employee  salary reduction  deferrals  are  increased  under the same rules  applicable to 401(k)
plans ($11,000 in 2002, etc.)

         Code section 403(b)(11)  restricts this distribution under Code section
403(b) annuity contracts of: (1) elective  contributions made in years beginning after December 31, 1998; (2) earnings on those  contributions;  and (3) earnings in such years on amounts held as of the last year  beginning  before  January 1,
1989.  Distribution  of those amounts may only occur upon death of the employee, attainment  of age  59_,  separation  from  service,  disability,  or  financial hardship. In addition,  income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

         The  portion  of  a  distribution,  which  is  taxable  income  to  the recipient, will be subject to federal income tax withholding as follows:

1.    ELIGIBLE ROLLOVER  DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS,
      FROM  QUALIFIED  PENSION  AND  PROFIT-SHARING  PLANS,  OR FROM  457  PLANS
      SPONSORED BY GOVERNMENTAL ENTITIES

      There is a mandatory 20% tax withholding for plan  distributions  that are eligible  for  rollover  to an  IRA  or to  another  qualified  retirement  plan
(including  a 457 plan  sponsored  by a  governmental  entity)  but that are not directly  rolled  over.  A  distribution  made  directly  to  a  participant  or beneficiary may avoid this result if:

      (a)  a periodic  settlement  distribution  is elected based upon a life or life expectancy calculation, or

      (b)  a term-for-years  settlement  distribution is elected for a period of ten years or more, payable at least annually, or

      (c)  a minimum required distribution as defined under the tax law is taken after the  attainment  of the age of 70_ or as otherwise  required by law, or

      (d)  the distribution is a hardship distribution.

         A distribution  including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover.  The 20% withholding may be recovered when the  participant or beneficiary  files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds,  except to  the  extent  that  the  participant  or  spousal  beneficiary  is  otherwise underwithheld or short on estimated taxes for that year.

2.    OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

         To the extent not  described as requiring 20%  withholding  in 1 above, the portion of a non-periodic  distribution,  which constitutes  taxable income,
will  be  subject  to  federal   income  tax   withholding,   if  the  aggregate
distributions  exceed $200 for the year, unless the recipient elects not to have taxes  withheld.  If no such election is made,  10% of the taxable  distribution will be withheld as federal  income tax.  Election forms will be provided at the time  distributions  are  requested.  This form of  withholding  applies  to all annuity programs.

                                       8

3.    PERIODIC  DISTRIBUTIONS  (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN
      ONE YEAR)

         The  portion  of a periodic  distribution,  which  constitutes  taxable income,  will be  subject  to  federal  income  tax  withholding  under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient  may elect not to have income  taxes  withheld  or have  income  taxes withheld at a different rate by providing a completed  election  form.  Election forms will be provided at the time  distributions  are  requested.  This form of withholding applies to all annuity programs.  As of January 1, 2002, a recipient receiving  periodic payments (e.g.,  monthly or annual payments under an annuity option)  which total  $15,360 or less per year,  will  generally  be exempt from periodic withholding.

         Recipients  who  elect  not to have  withholding  made are  liable  for payment of federal income tax on the taxable  portion of the  distribution.  All recipients  may also be subject to  penalties  under the  estimated  tax payment rules if withholding  and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients  who do not  provide  a  social  security  number  or  other
taxpayer   identification   number  will  not  be  permitted  to  elect  out  of
withholding. Additionally, U.S citizens residing outside of the country, or U.S.
legal  residents  temporarily  residing  outside  the  country,  are  subject to different withholding rules and cannot elect out of withholding.

                             INDEPENDENT ACCOUNTANTS

         KPMG LLP, One Financial Plaza,  Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund's financial statements.

         The  financial  statements  and  schedules  of The  Travelers  Life and
Annuity  Company as of December 31, 2001 and 2000,  and for each of the years in the  three-year  period  ended  December  31,  2001,  included  herein,  and the financial  statements of Separate  Account PF II as of December 31, 2001 and for
the years ended  December 31, 2001 and 2000,  also  included  herein,  have been included in reliance upon the reports of KPMG LLP, independent  certified public accountants,  appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The audit reports covering the December 31,
2001  financial  statements  and  schedules  of The  Travelers  Life and Annuity
Company refer to changes in accounting  for derivative  instruments  and hedging activities and for securitized financial assets.

                                       9

PRIMELITE

                       STATEMENT OF ADDITIONAL INFORMATION

                  SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES

                      Individual Variable Annuity Contract
                                    issued by

                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183

L-12685S                                                               May 2002

ANNUAL REPORT
December 31, 2001

                           THE TRAVELERS SEPARATE ACCOUNT PF II
                           FOR VARIABLE ANNUITIES

[LOGO]
The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                 FUNDAMENTAL VALUE    SELECT BALANCED      SELECT GROWTH
                                          APPRECIATION PORTFOLIO     PORTFOLIO           PORTFOLIO           PORTFOLIO
                                          ---------------------- -----------------    ---------------      -------------
ASSETS:

     Investments at market value:            $     360,209,484   $      59,061,793   $     185,600,433   $     133,281,215

     Receivables:
          Dividends ........................                --                  --                  --                  --
                                             -----------------   -----------------   -----------------   -----------------
               Total Assets ................       360,209,484          59,061,793         185,600,433         133,281,215
                                             -----------------   -----------------   -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................            37,200               6,047              19,070              13,781
          Administrative fees ..............             4,464                 726               2,288               1,652
                                             -----------------   -----------------   -----------------   -----------------
               Total Liabilities ...........            41,664               6,773              21,358              15,433
                                             -----------------   -----------------   -----------------   -----------------

NET ASSETS:                                  $     360,167,820   $      59,055,020   $     185,579,075   $     133,265,782
                                             =================   =================   =================   =================

                        See Notes to Financial Statements
                                       -1-

THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                            SELECT HIGH GROWTH   GROWTH AND INCOME   SELECT GOVERNMENT   SMITH BARNEY LARGE
                                                 PORTFOLIO          PORTFOLIO            PORTFOLIO       CAP CORE PORTFOLIO
                                            ------------------   -----------------   -----------------   ------------------

ASSETS:
     Investments at market value:            $      91,366,558   $      30,688,835   $       9,873,971   $      58,068,552

     Receivables:
          Dividends ........................                --                  --                  --                  --
                                             -----------------   -----------------   -----------------   -----------------
               Total Assets ................        91,366,558          30,688,835           9,873,971          58,068,552
                                             -----------------   -----------------   -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................             9,492               3,169               1,010               6,029
          Administrative fees ..............             1,141                 380                 122                 723
                                             -----------------   -----------------   -----------------   -----------------
               Total Liabilities ...........            10,633               3,549               1,132               6,752
                                             -----------------   -----------------   -----------------   -----------------
NET ASSETS:                                  $      91,355,925   $      30,685,286   $       9,872,839   $      58,061,800
                                             =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -2-

                      THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

  SMITH BARNEY PREMIER                                                                                    SMITH BARNEY
   SELECTIONS ALL CAP   MFS MID CAP GROWTH      MFS RESEARCH      SOCIAL AWARENESS    MFS TOTAL RETURN   AGGRESSIVE GROWTH
    GROWTH PORTFOLIO        PORTFOLIO            PORTFOLIO        STOCK PORTFOLIO        PORTFOLIO           PORTFOLIO
  --------------------  ------------------      ------------      ----------------    ----------------   -----------------

     $      30,034,245   $     138,005,878   $      92,714,292   $      18,240,368   $     115,917,778   $     203,536,246

                    --                  --                  --                  --                  --                  --
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
            30,034,245         138,005,878          92,714,292          18,240,368         115,917,778         203,536,246
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

                 3,125              14,376               9,611               1,890              11,900              21,212
                   375               1,725               1,154                 227               1,427               2,545
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                 3,500              16,101              10,765               2,117              13,327              23,757
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

     $      30,030,745   $     137,989,777   $      92,703,527   $      18,238,251   $     115,904,451   $     203,512,489
     =================   =================   =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -3-

    THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                   SMITH BARNEY                          SMITH BARNEY LARGE
                                                                   INTERNATIONAL                           CAPITALIZATION
                                            SMITH BARNEY HIGH         ALL CAP       SMITH BARNEY LARGE         GROWTH
                                             INCOME PORTFOLIO        PORTFOLIO      CAP VALUE PORTFOLIO       PORTFOLIO
                                            ------------------   -----------------  ------------------   ------------------

ASSETS:
     Investments at market value:            $      37,037,867   $      53,972,573   $     126,463,141   $       3,295,778

     Receivables:
          Dividends ........................                --                  --                  --                  --
                                             -----------------   -----------------   -----------------   -----------------
               Total Assets ................        37,037,867          53,972,573         126,463,141           3,295,778
                                             -----------------   -----------------   -----------------   -----------------

LIABILITIES:
     Payables:
          Insurance charges ................             3,784               5,535              13,081                 341
          Administrative fees ..............               454                 664               1,569                  41
                                             -----------------   -----------------   -----------------   -----------------
               Total Liabilities ...........             4,238               6,199              14,650                 382
                                             -----------------   -----------------   -----------------   -----------------
NET ASSETS:                                  $      37,033,629   $      53,966,374   $     126,448,491   $       3,295,396
                                             =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -4-

                      THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                                        SMITH BARNEY SMALL
                                                                 EMERGING GROWTH     GROWTH AND INCOME      CAP GROWTH
    SMITH BARNEY MID    SMITH BARNEY MONEY  COMSTOCK PORTFOLIO  PORTFOLIO CLASS II  PORTFOLIO CLASS II    OPPORTUNITIES
   CAP CORE PORTFOLIO    MARKET PORTFOLIO     CLASS II SHARES        SHARES               SHARES            PORTFOLIO
  --------------------  ------------------  ------------------  ------------------  ------------------  ------------------

     $       7,830,407   $     104,651,678   $      75,875,291   $      70,400,965   $      52,584,472   $       9,377,810

                    --              50,103                --                  --                  --                  --
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
             7,830,407         104,701,781          75,875,291          70,400,965          52,584,472           9,377,810
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

                   808              10,741               7,804               7,318               5,414                 972
                    97               1,289                 936                 878                 651                 117
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                   905              12,030               8,740               8,196               6,065               1,089
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

     $       7,829,502   $     104,689,751   $      75,866,551   $      70,392,769   $      52,578,407   $       9,376,721
     =================   =================   =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -5-

                    THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                   COMBINED
                                              ----------------

ASSETS:
     Investments at market value:             $  2,068,089,630

     Receivables:
          Dividends ........................            50,103
                                              ----------------
               Total Assets ................     2,068,139,733
                                              ----------------

LIABILITIES:
     Payables:
          Insurance charges ................           213,710
          Administrative fees ..............            25,645
                                              ----------------
               Total Liabilities ...........           239,355
                                              ----------------
NET ASSETS:                                   $  2,067,900,378
                                              ================

                       See Notes to Financial Statemtents
                                      -6-

          THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                               SELECT
                                                                 FUNDAMENTAL VALUE    SELECT BALANCED       CONSERVATIVE
                                          APPRECIATION PORTFOLIO     PORTFOLIO           PORTFOLIO           PORTFOLIO
                                          ---------------------- -----------------    ---------------      -------------
INVESTMENT INCOME:

     Dividends ............................. $       3,905,490   $         107,644   $       6,408,842   $       2,385,260
                                             -----------------   -----------------   -----------------   -----------------

EXPENSES:
     Insurance charges .....................         4,361,494             214,587           2,069,632             129,076
     Administrative fees ...................           523,379              25,750             248,356              15,489
                                             -----------------   -----------------   -----------------   -----------------

          Total expenses ...................         4,884,873             240,337           2,317,988             144,565
                                             -----------------   -----------------   -----------------   -----------------

               Net investment income (loss)           (979,383)           (132,693)          4,090,854           2,240,695
                                             -----------------   -----------------   -----------------   -----------------

REALIZED GAIN (LOSS) AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS:
          Realized gain distribution .......                --           1,590,035           5,288,791             246,069
          Realized gain (loss)
               on sale of investments ......          (623,259)            (45,806)           (643,216)         (2,459,103)
                                             -----------------   -----------------   -----------------   -----------------

               Realized gain (loss) ........          (623,259)          1,544,229           4,645,575          (2,213,034)
                                             -----------------   -----------------   -----------------   -----------------

          Change in unrealized gain (loss)
               on investments ..............       (17,709,980)           (860,825)        (14,048,117)            475,585
                                             -----------------   -----------------   -----------------   -----------------

     Net increase (decrease) in net assets
          resulting from operations ........ $     (19,312,622)  $         550,711   $      (5,311,688)  $         503,246
                                             =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -7-

     THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                               SELECT GROWTH         SELECT HIGH       SELECT INCOME        GROWTH AND
                                                 PORTFOLIO        GROWTH PORTFOLIO       PORTFOLIO       INCOME PORTFOLIO
                                             -----------------    ----------------    ---------------    ----------------

INVESTMENT INCOME:
     Dividends ............................. $              --   $       4,992,403   $       1,220,356   $              --
                                             -----------------   -----------------   -----------------   -----------------

EXPENSES:
     Insurance charges .....................         1,799,064           1,229,248              56,561             294,850
     Administrative fees ...................           215,887             147,510               6,787              35,382
                                             -----------------   -----------------   -----------------   -----------------

          Total expenses ...................         2,014,951           1,376,758              63,348             330,232
                                             -----------------   -----------------   -----------------   -----------------

               Net investment income (loss)         (2,014,951)          3,615,645           1,157,008            (330,232)
                                             -----------------   -----------------   -----------------   -----------------

REALIZED GAIN (LOSS) AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS:
          Realized gain distribution .......                --           4,620,755                  --                  --
          Realized gain (loss)
               on sale of investments ......        (2,058,921)         (2,028,315)         (1,483,573)           (151,931)
                                             -----------------   -----------------   -----------------   -----------------

               Realized gain (loss) ........        (2,058,921)          2,592,440          (1,483,573)           (151,931)
                                             -----------------   -----------------   -----------------   -----------------

          Change in unrealized gain (loss)
               on investments ..............       (13,860,709)        (21,366,212)            560,973          (2,070,272)
                                             -----------------   -----------------   -----------------   -----------------

     Net increase (decrease) in net assets
          resulting from operations ........ $     (17,934,581)  $     (15,158,127)  $         234,408  $       (2,552,435)
                                             =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -8-

      THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                SMITH BARNEY
                                              SMITH BARNEY         PREMIER
    SELECT GOVERNMENT    SELECT SMALL CAP    LARGE CAP CORE   SELECTIONS ALL CAP   MFS MID CAP GROWTH      MFS RESEARCH
       PORTFOLIO            PORTFOLIO          PORTFOLIO       GROWTH PORTFOLIO        PORTFOLIO            PORTFOLIO
    -----------------    ----------------    --------------   ------------------   ------------------      ------------

     $              --   $              --   $              --   $              --   $              --   $          41,810
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               126,126              29,817             626,246             352,481           1,943,105           1,306,945
                15,135               3,578              75,150              42,298             233,173             156,833
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               141,261              33,395             701,396             394,779           2,176,278           1,463,778
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

              (141,261)            (33,395)           (701,396)           (394,779)         (2,176,278)         (1,421,968)
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

                    --                  --                  --                  --          33,078,017           6,584,552
               138,318          (1,547,437)           (310,896)           (361,212)         (4,174,234)         (2,219,551)
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               138,318          (1,547,437)           (310,896)           (361,212)         28,903,783           4,365,001
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               396,742           1,008,618          (7,123,183)         (3,751,989)        (73,867,088)        (33,167,942)
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

     $         393,799   $        (572,214)  $      (8,135,475)  $      (4,507,980)  $     (47,139,583)  $     (30,224,909)
     =================   =================   =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -9-

     THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                       SMITH BARNEY
                                             SOCIAL AWARENESS     MFS TOTAL RETURN   AGGRESSIVE GROWTH   SMITH BARNEY HIGH
                                              STOCK PORTFOLIO           PORTFOLIO           PORTFOLIO       INCOME PORTFOLIO
                                            ------------------    ----------------   -----------------   -----------------

INVESTMENT INCOME:
     Dividends ............................. $          65,797   $       2,760,029   $              --   $       3,781,310
                                             -----------------   -----------------   -----------------   -----------------

EXPENSES:
     Insurance charges .....................           166,211           1,261,869           1,886,837             402,972
     Administrative fees ...................            19,945             151,424             226,421              48,357
                                             -----------------   -----------------   -----------------   -----------------

          Total expenses ...................           186,156           1,413,293           2,113,258             451,329
                                             -----------------   -----------------   -----------------   -----------------

               Net investment income (loss)           (120,359)          1,346,736          (2,113,258)          3,329,981
                                             -----------------   -----------------   -----------------   -----------------

REALIZED GAIN (LOSS) AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS:
          Realized gain distribution .......                --           3,434,702                  --                  --
          Realized gain (loss)
               on sale of investments ......           (64,637)             10,748            (526,906)           (698,684)
                                             -----------------   -----------------   -----------------   -----------------

               Realized gain (loss) ........           (64,637)          3,445,450            (526,906)           (698,684)
                                             -----------------   -----------------   -----------------   -----------------

          Change in unrealized gain (loss)
               on investments .............. $      (2,003,638)  $      (5,944,539)  $      (3,893,432)  $      (4,377,082)
                                             -----------------   -----------------   -----------------   -----------------

     Net increase (decrease) in net assets
          resulting from operations ........ $      (2,188,634)  $      (1,152,353)  $      (6,533,596)  $      (1,745,785)
                                             =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -10-

                      THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

      SMITH BARNEY
      INTERNATIONAL        SMITH BARNEY     SMITH BARNEY LARGE     SMITH BARNEY        SMITH BARNEY          COMSTOCK
        ALL CAP              LARGE CAP        CAPITALIZATION       MID CAP CORE        MONEY MARKET          PORTFOLIO
    GROWTH PORTFOLIO      VALUE PORTFOLIO    GROWTH PORTFOLIO        PORTFOLIO           PORTFOLIO        CLASS II SHARES
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

     $              --   $       1,728,323   $              --   $              --   $       2,336,721   $              --
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
               754,150           1,551,343              13,173              27,476             886,777             534,668
                90,498             186,161               1,581               3,297             106,413              64,161
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
               844,648           1,737,504              14,754              30,773             993,190             598,829
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
              (844,648)             (9,181)            (14,754)            (30,773)          1,343,531            (598,829)
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

                    --           4,441,366                  --                  --                  --              75,306
            (1,510,745)           (314,107)                431             (20,187)                 --             (12,672)
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
            (1,510,745)          4,127,259                 431             (20,187)                 --              62,634
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

           (22,427,099)        (16,523,063)             10,094             303,120                  --          (2,094,770)
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------

     $     (24,782,492)  $     (12,404,985)  $          (4,229)  $         252,160   $       1,343,531   $      (2,630,965)
     =================   =================   =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -11-

                    THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                   SMITH BARNEY SMALL
                                             EMERGING GROWTH    GROWTH AND INCOME     CAP GROWTH
                                           PORTFOLIO CLASS II  PORTFOLIO CLASS II    OPPORTUNITIES
                                                  SHARES             SHARES             PORTFOLIO             COMBINED
                                           ------------------  ------------------  ------------------    -----------------

INVESTMENT INCOME:
     Dividends ............................. $            --     $            --     $            --     $      29,733,985
                                             -----------------   -----------------   -----------------   -----------------

EXPENSES:
     Insurance charges .....................           761,094             432,721              70,448          23,288,971
     Administrative fees ...................            91,331              51,927               8,454           2,794,677
                                             -----------------   -----------------   -----------------   -----------------

          Total expenses ...................           852,425             484,648              78,902          26,083,648
                                             -----------------   -----------------   -----------------   -----------------

               Net investment income (loss)           (852,425)           (484,648)            (78,902)          3,650,337
                                             -----------------   -----------------   -----------------   -----------------

REALIZED GAIN (LOSS) AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS:
          Realized gain distribution .......              --               150,658                --            59,510,251
          Realized gain (loss)
               on sale of investments ......          (626,447)            (16,355)            (78,495)        (21,827,192)
                                             -----------------   -----------------   -----------------   -----------------

               Realized gain (loss) ........          (626,447)            134,303             (78,495)         37,683,059
                                             -----------------   -----------------   -----------------   -----------------

          Change in unrealized gain (loss)
               on investments ..............       (21,175,364)         (1,150,699)           (229,456)       (264,890,327)
                                             -----------------   -----------------   -----------------   -----------------

     Net increase (decrease) in net assets
          resulting from operations ........ $     (22,654,236)  $      (1,501,044)  $        (386,853)  $    (223,556,931)
                                             =================   =================   =================   =================

                        See Notes to Financial Statements
                                      -12-

                     THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                           APPRECIATION PORTFOLIO       FUNDAMENTAL VALUE PORTFOLIO       SELECT BALANCED PORTFOLIO
                                           ----------------------       ---------------------------       -------------------------
                                            2001            2000            2001            2000            2001            2000
                                            ----            ----            ----            ----            ----            ----

OPERATIONS:
  Net investment income
    (loss) .........................  $   (979,383)   $ (2,145,461)   $   (132,693)   $         --    $  4,090,854    $  2,119,860

  Realized gain (loss) .............      (623,259)      5,078,165       1,544,229              --       4,645,575       4,880,522

  Change in unrealized
    gain (loss)
    on investments .................   (17,709,980)     (7,345,880)       (860,825)             --     (14,048,117)     (3,195,270)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting
      from operations ..............   (19,312,622)     (4,413,176)        550,711              --      (5,311,688)      3,805,112
                                      ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase
    payment ........................    66,717,013     128,743,014      47,479,398              --      39,129,578      37,411,328
  Participant transfers from
    other Travelers
    account ........................    12,273,562      31,643,330      13,748,406              --      55,426,051       9,918,775
  Administrative charges ...........      (290,262)       (222,532)         (4,554)             --        (103,472)        (58,955)
  Contract surrenders ..............   (28,301,390)    (21,037,210)       (683,414)             --     (16,412,851)     (8,488,742)
  Participant transfers to other
    Travelers accounts .............   (21,513,086)    (49,898,300)     (1,838,741)             --     (13,963,895)    (12,319,202)
  Other payments to participants...     (2,616,955)     (2,627,948)       (196,787)             --      (2,346,897)       (680,005)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting from
      unit transactions ............    26,268,882      86,600,354      58,504,308              --      61,728,514      25,783,199
                                      ------------    ------------    ------------    ------------    ------------    ------------

      Net increase
        (decrease)
        in net assests .............     6,956,260      82,187,178      59,055,019              --      56,416,826      29,588,311

NET ASSETS:
    Beginning of year ..............   353,211,561     271,024,383              --              --     129,162,249      99,573,938
                                      ------------    ------------    ------------    ------------    ------------    ------------
    End of year ....................  $360,167,821    $353,211,561    $ 59,055,019    $         --    $185,579,075    $129,162,249
                                      ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements
                                      -13-

                      THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                      SELECT CONSERVATIVE PORTFOLIO       SELECT GROWTH PORTFOLIO       SELECT HIGH GROWTH PORTFOLIO
                                      -----------------------------     ---------------------------     ----------------------------
                                            2001            2000            2001            2000            2001            2000
                                            ----            ----            ----            ----            ----            ----

OPERATIONS:
  Net investment income
    (loss) .........................  $  2,240,695    $  1,116,640    $ (2,014,951)   $  2,069,971    $  3,615,645    $  1,336,454

  Realized gain (loss) .............    (2,213,034)        717,577      (2,058,921)      5,036,784       2,592,440       2,826,238

  Change in unrealized
    gain (loss)
    on investments .................       475,585        (989,264)    (13,860,709)    (17,021,416)    (21,366,212)    (14,439,714)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting
      from operations ..............       503,246         844,953     (17,934,581)     (9,914,661)    (15,158,127)    (10,277,022)
                                      ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase
    payment ......   ...............     2,555,044       9,249,357      12,854,097      61,255,874       8,648,105      50,211,961
  Participant transfers from
    other Travelers
    account ........................       725,862       1,476,024       2,475,199      10,202,236       1,923,519      12,771,092
  Administrative charges ...........          (201)        (15,522)       (123,748)        (98,485)        (96,322)        (72,571)
  Contract surrenders ..............      (932,186)     (2,901,020)    (12,385,080)     (9,806,909)     (7,680,418)     (7,291,399)
  Participant transfers to other
    Travelers accounts .............   (34,085,852)    (10,789,724)    (14,855,386)    (12,074,016)     (9,239,623)    (11,768,967)
  Other payments to participants...        (28,791)       (425,689)       (593,761)       (670,395)       (397,046)       (343,572)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting from
      unit transactions ............   (31,766,124)     (3,406,574)    (12,628,679)     48,808,305      (6,841,785)     43,506,544
                                      ------------    ------------    ------------    ------------    ------------    ------------

        Net increase
          (decrease)
          in net assests ...........   (31,262,878)     (2,561,621)    (30,563,260)     38,893,644     (21,999,912)     33,229,522

NET ASSETS:
    Beginning of year ..............    31,262,878      33,824,499     163,829,041     124,935,397     113,355,839      80,126,317
                                      ------------    ------------    ------------    ------------    ------------    ------------
    End of year ....................  $         --    $ 31,262,878    $133,265,781    $163,829,041    $ 91,355,927    $113,355,839
                                      ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements
                                      -14-

                      THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

       SELECT INCOME PORTFOLIO       GROWTH AND INCOME PORTFOLIO     SELECT GOVERNMENT PORTFOLIO    SELECT SMALL CAP PORTFOLIO
    -----------------------------    ---------------------------    ----------------------------   ----------------------------
        2001            2000            2001            2000            2001            2000           2001            2000
        ----            ----            ----            ----            ----            ----           ----            ----

$    1,157,008  $      676,974  $     (330,232) $       15,091  $     (141,261) $      137,152  $      (33,395) $      (27,778)

    (1,483,573)         34,632        (151,931)         63,486         138,318           8,079      (1,547,437)        342,387

       560,973        (406,025)     (2,070,272)       (908,457)        396,742         (23,206)      1,008,618      (1,008,618)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

       234,408         305,581      (2,552,435)       (829,880)        393,799         122,025        (572,214)       (694,009)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

       860,328       3,918,541      17,163,018      16,066,314       4,744,036       1,517,840       1,951,394       6,006,357

       463,910       1,078,928       2,291,362       2,215,683       7,317,682       1,652,700         484,744       2,028,091
          (107)         (6,632)        (10,373)           (769)         (3,955)            (67)            (25)           (748)
      (660,897)     (1,651,251)     (1,388,773)       (281,538)       (762,955)        (50,160)       (169,074)       (115,350)

   (14,725,271)     (4,228,727)     (1,713,408)       (157,949)     (4,722,549)       (333,173)     (8,589,523)       (319,166)
       (11,340)        (41,848)       (115,966)             --          (2,384)             --          (9,353)         (1,124)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

   (14,073,377)       (930,989)     16,225,860      17,841,741       6,569,875       2,787,140      (6,331,837)      7,598,060
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

   (13,838,969)       (625,408)     13,673,425      17,011,861       6,963,674       2,909,165      (6,904,051)      6,904,051

    13,838,969      14,464,377      17,011,861              --       2,909,165              --       6,904,051              --
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
$           --  $   13,838,969  $   30,685,286  $   17,011,861  $    9,872,839  $    2,909,165  $           --  $    6,904,051
==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

                        See Notes to Financial Statements
                                      -15-

                     THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                         SMITH BARNEY LARGE CAP      SMITH BARNEY PREMIER SELECTIONS
                                             CORE PORTFOLIO              ALL CAP GROWTH PORTFOLIO       MFS MID CAP GROWTH PORTFOLIO
                                      -----------------------------     ---------------------------     ----------------------------
                                            2001            2000            2001            2000            2001            2000
                                            ----            ----            ----            ----            ----            ----

OPERATIONS:
  Net investment income
    (loss) .........................  $   (701,396)   $   (112,396)   $   (394,779)   $    (22,612)   $ (2,176,278)   $ (1,933,271)

  Realized gain (loss) .............      (310,896)            (26)       (361,212)         70,958      28,903,783       9,973,351

  Change in unrealized
    gain (loss)
    on investments .................    (7,123,183)     (3,797,783)     (3,751,989)       (401,747)    (73,867,088)     (8,871,500)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting
      from operations ..............    (8,135,475)     (3,910,205)     (4,507,980)       (353,401)    (47,139,583)       (831,420)
                                      ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
   Participant purchase
     payment .......................    26,159,124      38,710,563      13,745,462      16,371,684      26,338,411      99,351,862
   Participant transfers from
     other Travelers
     account .......................     4,275,343       9,488,957       3,633,424       7,887,634      11,375,571      45,594,808
   Administrative charges ..........       (31,083)         (3,629)        (19,632)         (1,776)       (132,609)        (80,973)
   Contract surrenders .............    (3,184,540)       (536,813)     (1,713,315)       (207,678)    (12,619,361)     (7,993,056)
   Participant transfers to other
     Travelers accounts ............    (3,703,713)       (894,118)     (3,511,257)     (1,155,315)    (20,430,875)    (11,495,187)
   Other payments to participants..       (172,611)             --        (137,105)             --        (477,400)       (584,432)
                                      ------------    ------------    ------------    ------------    ------------    ------------

     Net increase (decrease)
       in net assets
       resulting from
       unit transactions ...........    23,342,520      46,764,960      11,997,577      22,894,549       4,053,737     124,793,022
                                      ------------    ------------    ------------    ------------    ------------    ------------

       Net increase
         (decrease)
         in net assests........... .    15,207,045      42,854,755       7,489,597      22,541,148     (43,085,846)    123,961,602

NET ASSETS:
    Beginning of year ..............    42,854,755              --      22,541,148              --     181,075,623      57,114,021
                                      ------------    ------------    ------------    ------------    ------------    ------------
    End of year ....................  $ 58,061,800    $ 42,854,755    $ 30,030,745    $ 22,541,148    $137,989,777    $181,075,623
                                      ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements
                                      -16-

                    THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                          SOCIAL AWARENESS                    MFS TOTAL               SMITH BARNEY AGGRESSIVE
        MFS RESEARCH PORTFOLIO             STOCK PORTFOLIO                RETURN PORTFOLIO                GROWTH PORTFOLIO
    -----------------------------    ---------------------------    ----------------------------   ----------------------------
        2001            2000            2001            2000            2001            2000           2001            2000
        ----            ----            ----            ----            ----            ----           ----            ----

$   (1,421,968) $   (1,710,666) $     (120,359) $      (25,875) $    1,346,736  $      909,319  $   (2,113,258) $     (466,585)

     4,365,001       2,128,098         (64,637)         18,921       3,445,450       2,218,864        (526,906)           (217)

   (33,167,942)    (11,527,226)     (2,003,638)       (140,751)     (5,944,539)      7,536,706      (3,893,432)     (5,293,980)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

   (30,224,909)    (11,109,794)     (2,188,634)       (147,705)     (1,152,353)     10,664,889      (6,533,596)     (5,760,782)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

     9,961,929      55,338,259      12,255,800       6,884,718      34,393,305      30,790,677     107,370,620      75,629,219

     3,764,132      15,276,971       2,316,957       1,629,298      10,900,304       7,423,251      25,749,089      35,193,659
       (89,723)        (77,482)         (7,878)           (539)        (66,373)        (40,343)       (107,563)        (12,108)
    (7,716,320)     (6,322,204)       (601,043)        (58,369)     (7,678,154)     (4,118,558)    (10,031,685)     (1,224,072)

   (10,805,753)    (10,791,908)     (1,332,101)       (317,881)     (8,369,615)    (11,416,006)    (13,249,546)     (2,998,041)
      (520,759)       (586,932)        (89,593)       (104,779)       (823,821)       (756,460)       (418,807)        (93,897)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

    (5,406,494)     52,836,704      12,542,142       8,032,448      28,355,646      21,882,561     109,312,108     106,494,760
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

   (35,631,403)     41,726,910      10,353,508       7,884,743      27,203,293      32,547,450     102,778,512     100,733,978

   128,334,928      86,608,018       7,884,743              --      88,701,157      56,153,707     100,733,978              --
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
$   92,703,525  $  128,334,928  $   18,238,251  $    7,884,743  $  115,904,450  $   88,701,157  $  203,512,490  $  100,733,978
==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

                        See Notes to Financial Statements
                                      -17-

                       THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                         SMITH BARNEY HIGH INCOME        SMITH BARNEY INTERNATIONAL        SMITH BARNEY LARGE CAP
                                                 PORTFOLIO                ALL CAP GROWTH PORTFOLIO            VALUE PORTFOLIO
                                       -----------------------------     ---------------------------     ---------------------------
                                            2001            2000            2001            2000            2001            2000
                                            ----            ----            ----            ----            ----            ----
OPERATIONS:

  Net investment income
    (loss) .........................  $  3,329,981    $  2,138,580    $   (844,648)   $   (479,318)   $     (9,181)   $    (90,172)

  Realized gain (loss) .............      (698,684)       (350,552)     (1,510,745)         36,324       4,127,259       1,965,838

  Change in unrealized
    gain (loss)
    on investments .................    (4,377,082)     (4,522,190)    (22,427,099)    (19,199,974)    (16,523,063)     10,089,957
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting
      from operations ..............    (1,745,785)     (2,734,162)    (24,782,492)    (19,642,968)    (12,404,985)     11,965,623
                                      ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase
     payment .......................    13,907,430      11,451,165      10,379,611      52,140,420      31,983,685      35,509,067
  Participant transfers from
    other Travelers
    account ........................     5,126,135       2,548,551       4,813,488      17,152,223       6,569,325       9,091,583
  Administrative charges ...........       (20,195)        (14,871)        (53,877)        (39,073)        (93,335)        (62,957)
  Contract surrenders ..............    (3,034,380)     (1,839,439)     (4,776,958)     (3,467,307)     (8,741,856)     (6,258,024)
  Participant transfers to other
    Travelers accounts .............    (4,903,453)     (6,292,556)     (6,805,324)    (11,658,017)     (7,482,904)    (23,909,310)
  Other payments to participants....      (158,112)       (308,992)       (170,805)       (581,520)       (933,366)       (757,474)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting from
      unit transactions ............    10,917,425       5,543,858       3,386,135      53,546,726      21,301,549      13,612,885
                                      ------------    ------------    ------------    ------------    ------------    ------------

      Net increase
       (decrease)
       in net assests ..............     9,171,640       2,809,696     (21,396,357)     33,903,758       8,896,564      25,578,508

NET ASSETS:
    Beginning of year ..............    27,861,989      25,052,293      75,362,730      41,458,972     117,551,927      91,973,419
                                      ------------    ------------    ------------    ------------    ------------    ------------
    End of year ....................  $ 37,033,629    $ 27,861,989    $ 53,966,373    $ 75,362,730    $126,448,491    $117,551,927
                                      ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements
                                      -18-

                      THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

   SMITH BARNEY LARGE CAPITALIZATION  SMITH BARNEY MID CAP CORE       SMITH BARNEY MONEY MARKET           COMSTOCK PORTFOLIO
          GROWTH PORTFOLIO                   PORTFOLIO                        PORTFOLIO                    CLASS II SHARES
    -----------------------------    ---------------------------    ----------------------------   ----------------------------
        2001            2000            2001            2000            2001            2000           2001            2000
        ----            ----            ----            ----            ----            ----           ----            ----

$      (14,754) $           --  $      (30,773) $           --  $    1,343,531  $    2,096,847  $     (598,829) $       36,455

           431              --         (20,187)             --              --              --          62,634          47,000

        10,094              --         303,120              --              --              --      (2,094,770)        584,325
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

        (4,229)             --         252,160              --       1,343,531       2,096,847      (2,630,965)        667,780
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

     2,838,819              --       6,295,102              --      76,689,182      56,178,725      59,458,002       6,324,336

       824,121              --       1,589,192              --      53,253,430      12,810,422      16,724,604       1,849,305
          (274)             --            (724)             --         (25,441)        (13,280)        (18,426)             --
       (85,390)             --         (97,186)             --      (9,872,455)     (4,619,407)     (2,859,078)        (17,952)

      (277,651)             --        (209,042)             --     (64,400,515)    (76,780,359)     (3,423,305)        (20,635)
            --              --              --              --        (320,827)       (464,720)       (187,114)             --
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

     3,299,625              --       7,577,342              --      55,323,374     (12,888,619)     69,694,683       8,135,054
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

     3,295,396              --       7,829,502              --      56,666,905     (10,791,772)     67,063,718       8,802,834

            --              --              --              --      48,022,846      58,814,618       8,802,834              --
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
$    3,295,396  $         --    $    7,829,502  $         --    $  104,689,751  $   48,022,846  $   75,866,552  $    8,802,834
==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

                       See Notes to Financial Statements
                                      -19-

                       THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                         EMERGING GROWTH PORTFOLIO       GROWTH AND INCOME PORTFOLIO   SMITH BARNEY SMALL CAP GROWTH
                                             CLASS II SHARES                   CLASS II SHARES            OPPORTUNITIES PORTFOLIO
                                       -----------------------------     ---------------------------    ---------------------------
                                            2001            2000            2001            2000            2001            2000
                                            ----            ----            ----            ----            ----            ----

OPERATIONS:
  Net investment income
    (loss) ......................... $   (852,425)   $    (96,165)   $   (484,648)   $     64,531    $    (78,902)   $         --

  Realized gain (loss) .............     (626,447)           --           134,303         508,401         (78,495)             --

  Change in unrealized
    gain (loss)
    on investments .................  (21,175,364)     (6,643,951)     (1,150,699)       (193,960)       (229,456)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting
      from operations ..............  (22,654,236)     (6,740,116)     (1,501,044)        378,972        (386,853)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant purchase
    payment ........................   48,100,035      33,451,021      39,153,709       8,803,521       1,952,697              --
  Participant transfers from
    other Travelers
    account ........................   11,043,368      18,436,735       7,030,248       3,782,592       9,337,057              --
  Administrative charges ...........      (41,163)             --         (14,465)             --          (5,365)             --
  Contract surrenders ..............   (3,459,149)       (230,003)     (2,291,953)        (71,280)       (426,993)             --
  Participant transfers to other
    Travelers accounts .............   (6,801,389)       (558,523)     (2,386,185)       (153,110)     (1,064,541)             --
  Other payments to participants....     (153,811)             --        (152,597)             --         (29,281)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease)
      in net assets
      resulting from
      unit transactions ............   48,687,891      51,099,230      41,338,757      12,361,723       9,763,574              --
                                     ------------    ------------    ------------    ------------    ------------    ------------

      Net increase
        (decrease)
        in net assests .............   26,033,655      44,359,114      39,837,713      12,740,695       9,376,721              --

NET ASSETS:
    Beginning of year ..............   44,359,114              --      12,740,695              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year .................... $ 70,392,769    $ 44,359,114    $ 52,578,408    $ 12,740,695    $  9,376,721    $         --
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements
                                      -20-

                         THE TRAVELERS SEPARATE ACCOUNT PF II
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                 COMBINED
----------------------------------------
       2001                   2000
       ----                   ----

$       3,650,337       $     5,607,575
       37,683,059            35,604,830

     (264,890,327)          (87,719,924)
-----------------       ---------------

     (223,556,931)          (46,507,519)
-----------------       ---------------

      723,084,934           841,315,823

      275,456,085           261,152,848
       (1,361,145)             (823,312)
     (148,566,854)          (88,587,741)

     (284,404,503)         (260,330,190)
      (11,065,289)           (9,029,787)
-----------------       ---------------

      553,143,228           743,697,641
-----------------       ---------------

      329,586,297           697,190,122

    1,738,314,081         1,041,123,959
-----------------       ---------------
$   2,067,900,378       $ 1,738,314,081
=================       ===============

                       See Notes to Financial Statements
                                      -21-

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The  Travelers  Separate  Account PF II for Variable  Annuities  ("Separate
     Account PF II") is a separate  account of The  Travelers  Life and  Annuity
     Company  ("Travelers  Life"),  which is a wholly  owned  subsidiary  of The
     Travelers  Insurance  Company ("The  Travelers"),  an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity  contracts  issued by  Travelers  Life.  Separate  Account PF II is registered under the Investment Company Act of 1940, as amended,  as a unit investment trust.  Separate Account PF II is comprised of the PrimElite and
     PrimElite II products.

     Participant  purchase  payments  applied  to  Separate  Account  PF II  are invested in one or more  sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2001, the investments  comprising
     Separate Account PF II were:

     Greenwich Street Series Fund,  Massachusetts  business trust,  affiliate of
     The Travelers
         Appreciation Portfolio
         Fundamental Value Portfolio
     Smith Barney Allocation Series Inc., Maryland business trust,  affiliate of
     The Travelers*
         Select Conservative Portfolio
         Select Growth Portfolio (formerly Smith Barney Select Growth Portfolio)
         Select High Growth Portfolio
     Smith Barney Investment Series,  Massachusetts business trust, affiliate of
     The Travelers**
         Growth and Income Portfolio
         Select Government Portfolio
         Select Small Cap Portfolio Smith
         Barney Large Cap Core Portfolio (formerly Select Growth Portfolio)
         Smith Barney  Premier  Selections  All Cap Growth  Portfolio  (formerly
         Select Mid Cap Portfolio)
     The Travelers Series Trust,  Massachusetts business trust, affiliate of The
     Travelers
         MFS Mid Cap Growth Portfolio
         MFS Research Portfolio
         Social Awareness Stock Portfolio
     Travelers  Series Fund Inc.,  Maryland  business  trust,  affiliate  of The
     Travelers
         MFS Total Return Portfolio
         Smith Barney Aggressive Growth Portfolio
         Smith Barney High Income Portfolio
         Smith Barney International All Cap Growth Portfolio (formerly Smith
           Barney International Equity Portfolio)
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio
         Smith Barney Mid Cap Core Portfolio
         Smith Barney Money Market Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio Class II Shares
         Emerging Growth Portfolio Class II Shares
         Growth and Income Portfolio Class II Shares
     Variable Annuity Portfolios, Massachusetts business trust, affiliate of The
     Travelers
         Smith Barney Small Cap Growth Opportunities Portfolio

     *     Formerly Smith Barney Concert Allocation Series Inc.
     **    Formerly Concert Investment Series

Not all funds may be available in all states or to all contact owners.

                                      -22-

NOTES TO FINANCIAL STATEMENTS -CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (continued)

     Effective  April 27,  2001,  the assets of Select  Small Cap  Portfolio  of
     Concert  Investment Series (currently Smith Barney Investment  Series) were combined  into Smith  Barney  Small Cap Growth  Opportunities  Portfolio of
     Variable Annuity Portfolios.  At the effective date, Separate Account PF II held 894,859 shares of Select Small Cap Portfolio  having a market value of
     $8,138,842,  which were  exchanged for 820,448 shares of Smith Barney Small
     Cap Growth Opportunities Portfolio equal in value.

     Effective  April 27, 2001,  the assets of Select Income  Portfolio of Smith
     Barney Concert  Allocation  Series Inc.  (currently Smith Barney Allocation
     Series Inc.) were combined into Select  Balanced  Portfolio of Smith Barney
     Allocation  Series Inc. At the effective date,  Separate Account PF II held
     1,410,800  shares  of  Select  Income  Portfolio  having a market  value of
     $14,212,910,  which were exchanged for 1,171,716  shares of Select Balanced
     Portfolio equal in value.

     Effective  April 27, 2001, the assets of Select  Conservative  Portfolio of
     Smith  Barney  Concert  Allocation  Series  Inc.  (currently  Smith  Barney
     Allocation  Series Inc.) were  combined into Select  Balanced  Portfolio of
     Smith Barney Allocation Series Inc. At the effective date, Separate Account
     PF II held  3,119,115  shares of  Select  Conservative  Portfolio  having a market value of $33,247,325,  which were exchanged for 2,740,917  shares of
     Select Balanced Portfolio equal in value.

     The following is a summary of significant  accounting policies consistently followed  by Separate  Account PF II in the  preparation  of its  financial statements.

     SECURITY  VALUATION.  Investments  are valued daily at the net asset values per share of the underlying funds.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date.  Income from  dividends and realized gain (loss)  distributions,  are recorded on the  ex-distribution  date.  In 2001,  net dividend  income and realized  gain  (loss)  distributions  were  disclosed  separately  as  net investment  income and realized  gain (loss) on the Statement of Changes in
     Net Assets.  Prior year  information has been  reclassified for comparative purposes.

     FEDERAL INCOME TAXES.  The operations of Separate Account PF II form a part of the total  operations  of Travelers  Life and are not taxed  separately.
     Travelers  Life is taxed as a life  insurance  company  under the  Internal
     Revenue  Code of 1986,  as amended (the  "Code").  Under  existing  federal income tax law, no taxes are payable on the  investment  income of Separate
     Account  PF  II.  Separate  Account  PF II is  not  taxed  as a  "regulated investment company" under Subchapter M of the Code.

     FINANCIAL HIGHLIGHTS. In 2001, Separate Account PF II adopted the financial highlights  disclosure  recommended by the AICPA Audit Guide for Investment
     Companies.  It  is  comprised  of  the  units,  unit  values,  net  assets, investment  income  ratio,  expense  ratios  and  total  returns  for  each sub-account.  As each sub-account offers multiple contract charges, certain information is provided in the form of a range. In certain  instances,  the range  information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

     OTHER.   The  preparation  of  financial   statements  in  conformity  with
     accounting  principles  generally  accepted in the United States of America requires  management  to make  estimates  and  assumptions  that affect the reported  amounts of assets and  liabilities  and  disclosure of contingent assets and  liabilities  at the date of the  financial  statements  and the reported  amounts of revenues and  expenses  during the  reporting  period.
     Actual results could differ from those estimates.

                                      -23-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

2.   INVESTMENTS

     The aggregate  costs of purchases  and proceeds  from sales of  investments were  $824,520,310  and  $205,701,855,  respectively,  for the  year  ended
     December 31, 2001.  Realized gains and losses from investment  transactions are reported on an average cost basis.  The cost of investments in eligible
     funds  was   $2,323,936,062   at  December  31,  2001.   Gross   unrealized
     appreciation for all investments at December 31, 2001 was $1,064,677. Gross unrealized  depreciation  for all  investments  at  December  31,  2001 was
     $256,911,108.

3.  CONTRACT CHARGES

     Insurance  charges are paid for the  mortality and expense risks assumed by
     Travelers Life.  Each business day,  Travelers Life deducts a mortality and expense risk charge which is reflected in the  calculation of  accumulation and annuity unit values.  This charge equals, on an annual basis,  1.25% of the amounts held in each funding option.

     Administrative fees are paid for administrative  expenses. This fee is also deducted each business day and reflected in the calculation of accumulation and annuity unit values.  This charge equals, on an annual basis,  0.15% of the amounts held in each funding option.

     For contracts in the accumulation  phase, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to Travelers Life to cover contract administrative charges.

     No sales charge is deducted from  participant  purchase  payments when they are  received.  However,  Travelers  Life  generally  assesses a contingent deferred sales charge of up to 8% if a  participant's  purchase  payment is surrendered  within  eight years of its payment  date.  Contract  surrender payments  include  $5,738,518 and  $3,459,456 of contingent  deferred sales charges for the years ended December 31, 2001 and 2000, respectively.

                                      -24-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY

                                                                                         DECEMBER 31, 2001
                                                                     -------------------------------------------------------
                                                                       ACCUMULATION            UNIT
                                                                          UNITS                VALUE          NET ASSETS
                                                                     ---------------       -----------    ------------------

Greenwich Street Series Fund
     Appreciation Portfolio ................................           336,418,350           $   1.071   $     360,167,821
     Fundamental Value Portfolio ...........................            64,153,523               0.921          59,055,019

Smith Barney Allocation Series Inc
     Select Balanced Portfolio .............................           172,335,872               1.077         185,579,075
     Select Growth Portfolio ...............................           135,503,046               0.983         133,265,781
     Select High Growth Portfolio ..........................            91,359,358               1.000          91,355,927

Smith Barney Investment Series
     Growth and Income Portfolio ...........................            37,624,621               0.816          30,685,286
     Select Government Portfolio ...........................             8,557,026               1.154           9,872,839
     Smith Barney Large Cap Core Portfolio .................            77,234,297               0.752          58,061,800
     Smith Barney Premier Selections All Cap Growth Portfolio           33,868,061               0.887          30,030,745

The Travelers Series Trust
     MFS Mid Cap Growth Portfolio ..........................           104,171,307               1.325         137,989,777
     MFS Research Portfolio ................................           105,780,845               0.876          92,703,525
     Social Awareness Stock Portfolio ......................            22,300,728               0.818          18,238,251

Travelers Series Fund Inc
     MFS Total Return Portfolio ............................            99,836,615               1.161         115,904,450
     Smith Barney Aggressive Growth Portfolio ..............           210,647,462               0.966         203,512,490
     Smith Barney High Income Portfolio ....................            44,411,528               0.834          37,033,629
     Smith Barney International All Cap Growth Portfolio ...            71,952,232               0.750          53,966,373
     Smith Barney Large Cap Value Portfolio ................           130,549,518               0.969         126,448,491
     Smith Barney Large Capitalization Growth Portfolio ....             3,651,010               0.903           3,295,396
     Smith Barney Mid Cap Core Portfolio ...................             8,351,207               0.938           7,829,502
     Smith Barney Money Market Portfolio ...................            93,223,072               1.123         104,689,751

Van Kampen Life Investment Trust
     Comstock Portfolio Class II Shares ....................            67,881,536               1.118          75,866,552
     Emerging Growth Portfolio Class II Shares .............           135,230,509               0.521          70,392,769
     Growth and Income Portfolio Class II Shares ...........            54,264,239               0.969          52,578,408

Variable Annuity Portfolios
     Smith Barney Small Cap Growth Opportunities Portfolio .             9,833,197               0.954           9,376,721
                                                                                                         -----------------

Net Contract Owners' Equity ................................                                             $   2,067,900,378
                                                                                                         =================

                                      -25-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS

                                                                                   FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                      -------------------------------------------------------------

INVESTMENTS                                                              NO. OF          MARKET         COST OF         PROCEEDS
                                                                         SHARES          VALUE         PURCHASES       FROM SALES
                                                                      ------------    ------------    ------------    ------------

     GREENWICH STREET SERIES FUND (20.3%)
          Appreciation Portfolio (Cost $367,677,853)                    16,630,170    $360,209,484    $ 38,669,611    $ 13,446,160
          Fundamental Value Portfolio (Cost $59,922,618)                 3,095,482      59,061,793      60,153,067         184,643
                                                                      ------------    ------------    ------------    ------------
               Total (Cost $427,600,471)                                19,725,652     419,271,277      98,822,678      13,630,803
                                                                      ------------    ------------    ------------    ------------

     SMITH BARNEY ALLOCATION SERIES INC. (19.8%)
          Select Balanced Portfolio (Cost $198,370,559)                 16,720,760     185,600,433      83,646,308      12,520,444
          Select Conservative Portfolio (Cost $0)                               --              --       4,795,652      34,092,719
          Select Growth Portfolio (Cost $149,159,814)                   11,599,758     133,281,215       5,482,936      19,844,249
          Select High Growth Portfolio (Cost $112,530,886)               8,321,180      91,366,558      13,292,407      11,920,077
          Select Income Portfolio (Cost $0)                                     --              --       2,149,290      15,071,495
                                                                      ------------    ------------    ------------    ------------
               Total (Cost $460,061,259)                                36,641,698     410,248,206     109,366,593      93,448,984
                                                                      ------------    ------------    ------------    ------------

     SMITH BARNEY INVESTMENT SERIES (6.2%)
          Growth and Income Portfolio (Cost $33,667,564)                 3,444,314      30,688,835      17,186,715       1,202,863
          Select Government Portfolio (Cost $9,500,434)                    883,182       9,873,971      10,573,699       4,092,495
          Select Small Cap Portfolio (Cost $0)                                --              --         2,100,015       8,440,095
          Smith Barney Large Cap Core Portfolio (Cost $68,989,518        6,055,115      58,068,552      24,158,249       1,440,698
          Smith Barney Premier Selections All Cap Growth Portfolio
               (Cost $34,187,981)                                        2,502,854      30,034,245      14,071,759       2,365,958
                                                                      ------------    ------------    ------------    ------------
               Total (Cost $146,345,497)                                12,885,465     128,665,603      68,090,437      17,542,109
                                                                      ------------    ------------    ------------    ------------

     THE TRAVELERS SERIES TRUST (12.0%)
          MFS Mid Cap Growth Portfolio (Cost $201,768,493)              14,067,878     138,005,878      48,424,554      13,295,373
          MFS Research Portfolio (Cost $121,232,966)                    10,571,755      92,714,292      10,860,327      11,080,610
          Social Awareness Stock Portfolio (Cost $20,384,757)              755,295      18,240,368      12,905,661         459,558
                                                                      ------------    ------------    ------------    ------------
               Total (Cost $343,386,216)                                25,394,928     248,960,538      72,190,542      24,835,541
                                                                      ------------    ------------    ------------    ------------

     TRAVELERS SERIES FUND INC. (31.6%)
          MFS Total Return Portfolio (Cost $115,539,852)                 6,949,507     115,917,778      36,794,182       3,607,220
          Smith Barney Aggressive Growth Portfolio
               (Cost $212,723,658)                                      15,166,635     203,536,246     109,829,102       2,186,268
          Smith Barney High Income Portfolio (Cost $46,457,921)          4,326,854      37,037,867      17,744,444       3,451,678
          Smith Barney International All Cap Growth Portfolio
               (Cost $81,055,785)                                        4,508,987      53,972,573       6,726,216       4,171,517
          Smith Barney Large Cap Value Portfolio (Cost $136,158,341)     6,802,751     126,463,141      30,066,599       4,204,788
          Smith Barney Large Capitalization Growth Portfolio
               (Cost $3,285,684)                                           253,521       3,295,778       3,544,739         259,485
          Smith Barney Mid Cap Core Portfolio (Cost $7,527,287)            634,041       7,830,407       7,696,190         148,716
          Smith Barney Money Market Portfolio (Cost $104,651,678)      104,651,678     104,651,678      92,011,571      35,271,001
                                                                      ------------    ------------    ------------    ------------
               Total (Cost $707,400,206)                               143,293,974     652,705,468     304,413,043      53,300,673
                                                                      ------------    ------------    ------------    ------------

     VAN KAMPEN LIFE INVESTMENT TRUST (9.6%)
          Comstock Portfolio Class II Shares (Cost $77,385,736)          6,661,571      75,875,291      69,595,385         177,425
          Emerging Growth Portfolio Class II Shares
               (Cost $98,220,280)                                        2,487,667      70,400,965      49,668,632       1,453,472
          Growth and Income Portfolio Class II Shares
               (Cost $53,929,131)                                        3,311,365      52,584,472      41,568,601         194,210
                                                                      ------------    ------------    ------------    ------------
               Total (Cost $229,535,147)                                12,460,603     198,860,728     160,832,618       1,825,107
                                                                      ------------    ------------    ------------    ------------

     VARIABLE ANNUITY PORTFOLIOS (0.5%)
          Smith Barney Small Cap Growth Opportunities Portfolio
               Total (Cost $9,607,266)                                     981,970       9,377,810      10,804,399       1,118,638
                                                                      ------------    ------------    ------------    ------------

TOTAL INVESTMENTS (100%)
     (Cost $2,323,936,062)                                                          $2,068,089,630   $ 824,520,310   $ 205,701,855
                                                                                    ==============   =============   =============

                                      -26-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2001
                                          ------------------------------------------------------------------------------------------
                                           UNITS          UNIT         NET ASSETS        INVESTMENT                          TOTAL
                                           (000S)         VALUE          (000S)          INCOME RATIO      EXPENSE RATIO     RETURN*
                                           ------         -----          ------          ------------      -------------     -------

     GREENWICH STREET SERIES FUND
          Appreciation Portfolio           336,418    $      1.071    $    360,168            1.12%           1.40%          (5.31%)
          Fundamental Value Portfolio       64,153           0.921          59,055            0.42%           1.40%          (7.90%)
     SMITH BARNEY ALLOCATION SERIES INC.
          Select Balanced Portfolio        172,336           1.077         185,579            3.87%           1.40%          (2.71%)
          Select Growth Portfolio          135,503           0.983         133,266            1.40%         (11.12%)
          Select High Growth Portfolio      91,359           1.000          91,356            5.08%           1.40%         (13.27%)
     SMITH BARNEY INVESTMENT SERIES
          Growth and Income                 37,625           0.816          30,685              --            1.40%         (11.97%)
          Select Government Portfolio        8,557           1.154           9,873              --            1.40%           4.43%
          Smith Barney Large Cap Core       77,234           0.752          58,062              --            1.40%         (15.70%)
     SMITH BARNEY PREMIER SELECTIONS
          All Cap Growth Portfolio          33,868           0.887          30,031              --            1.40%         (15.36%)
     THE TRAVELERS SERIES TRUST
          MFS Mid Cap Growth Portfolio     104,171           1.325         137,990              --            1.40%         (24.72%)
          MFS Research Portfolio           105,781           0.876          92,703            0.04%           1.40%         (23.56%)
          Social Awareness Stock Portf      22,301           0.818          18,238            0.49%           1.40%         (16.87%)
     TRAVELERS SERIES FUND INC.
          MFS Total Return Portfolio        99,837           1.161         115,904            2.73%           1.40%          (1.36%)
          Smith Barney Aggressive Growth
               Portfolio                   210,647           0.966         203,512              --            1.40%          (5.39%)
          Smith Barney High Income
               Portfolio                    44,412           0.834          37,034           11.72%           1.40%          (5.12%)
          Smith Barney International
               All Cap Growth Portfoli      71,952           0.750          53,966              --            1.40%         (32.13%)
          Smith Barney Large Cap
               Value Portfolio             130,550           0.969         126,448            1.39%           1.40%          (9.44%)
          Smith Barney Large
               Capitalization Growth
               Portfolio                     3,651           0.903           3,295              --            1.40%          (9.70%)
          Smith Barney Mid Cap Core
               Portfolio                     8,351           0.938           7,830              --            1.40%          (4.29%)
          Smith Barney  Money
               Market Portfolio             93,223           1.123         104,690            3.29%           1.40%           2.28%
     VAN KAMPEN LIFE INVESTMENT TRUST
          Comstock Portfolio
               Class II Shares              67,882           1.118          75,867              --            1.40%          (4.12%)
          Emerging Growth Portfolio
               Class II Shares             135,231           0.521          70,393              --            1.40%         (32.60%)
          Growth and Income Portfolio
               Class II Shares              54,264           0.969          52,578              --            1.40%          (7.36%)
     VARIABLE ANNUITY PORTFOLIOS
          Smith Barney Small Cap Growth
               Opportunities Portfolio       9,833           0.954           9,377              --            1.40%          (4.60%)

*    Total return  lowest and highest  range  displayed is  calculated  from the beginning  of the fiscal year to the end of the fiscal year except  where a unit value  inception date occurred during the course of the current fiscal year.  In  this  case,  the  inception  date  unit  value  is  used  in the computation.

                                      -27-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR SEPARATE ACCOUNT PF II
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                              APPRECIATION                     FUNDAMENTAL                       SELECT
                                               PORTFOLIO                     VALUE PORTFOLIO                BALANCED PORTFOLIO
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----

     Accumulation units
          beginning of year .........  312,397,589     235,392,378              --              --     116,649,147      92,958,272
     Accumulation units purchased
          and transferred from
          other Travelers accounts ..   73,201,979     142,325,806      67,246,940              --      86,059,295      43,520,547
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........  (49,181,218)    (65,320,595)     (3,093,417)             --     (30,372,570)    (19,829,672)
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .  336,418,350     312,397,589      64,153,523              --     172,335,872     116,649,147
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                                SELECT                         SELECT                           SELECT
                                         CONSERVATIVE PORTFOLIO            GROWTH PORTFOLIO              HIGH GROWTH PORTFOLIO
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----
     Accumulation units
          beginning of year .........   29,371,876      32,731,406     148,142,153     106,081,505      98,281,080      63,571,711
     Accumulation units purchased
          and transferred from
          other Travelers accounts ..    3,050,384      10,231,416      14,991,044      61,649,252      10,041,514      50,497,346
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........  (32,422,260)    (13,590,946)    (27,630,151)    (19,588,604)    (16,963,236)    (15,787,977)
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .           --      29,371,876     135,503,046     148,142,153      91,359,358      98,281,080
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                        SELECT INCOME PORTFOLIO        GROWTH AND INCOME PORTFOLIO    SELECT GOVERNMENT PORTFOLIO
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----
     Accumulation units
          beginning of year .........   13,550,404      14,503,445      18,344,678              --       2,632,392              --
     Accumulation units purchased and
          transferred from
          other Travelers accounts ..    1,271,337       4,950,853      23,197,085      18,804,886      10,717,583       2,995,191
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........  (14,821,741)     (5,903,894)     (3,917,142)       (460,208)     (4,792,949)       (362,799)
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .           --      13,550,404      37,624,621      18,344,678       8,557,026       2,632,392
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                                                                                              SMITH BARNEY
                                                                       SMITH BARNEY LARGE CAP CORE         PREMIER SELECTIONS
                                       SELECT SMALL CAP PORTFOLIO               PORTFOLIO               ALL CAP GROWTH PORTFOLIO
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----
     Accumulation units
          beginning of year .........    8,291,558              --      48,044,652              --      21,516,596              --
     Accumulation units purchased and
          transferred from
          other Travelers accounts ..    3,110,581       8,777,398      38,249,301      49,558,018      18,262,537      22,817,818
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........  (11,402,139)       (485,840)     (9,059,656)     (1,513,366)     (5,911,072)     (1,301,222)
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .           --       8,291,558      77,234,297      48,044,652      33,868,061      21,516,596
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                      -28-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR SEPARATE ACCOUNT PF II
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 - CONTINUED

                                           MFS MID CAP GROWTH                 MFS RESEARCH                 SOCIAL AWARENESS
                                                PORTFOLIO                       PORTFOLIO                   STOCK PORTFOLIO
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----

     Accumulation units
          beginning of year .........  102,889,578      34,997,093     111,973,813      70,357,077       8,016,692              --
     Accumulation units purchased
          and transferred from
          other Travelers accounts ..   24,655,083      78,646,116      13,871,346      55,776,909      16,679,524       8,486,691
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........  (23,373,354)    (10,753,631)    (20,064,314)    (14,160,173)     (2,395,488)       (469,999)
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .  104,171,307     102,889,578     105,780,845     111,973,813      22,300,728       8,016,692
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                             MFS TOTAL RETURN            SMITH BARNEY AGGRESSIVE            SMITH BARNEY HIGH
                                                PORTFOLIO                   GROWTH PORTFOLIO                 INCOME PORTFOLIO
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----
     Accumulation units
          beginning of year .........   75,344,816      54,861,298      98,624,592              --      31,714,593      25,856,446
     Accumulation units purchased
          and transferred from
          other Travelers accounts ..   39,239,607      36,191,214     137,335,464     102,704,646      22,049,045      14,881,107
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........  (14,747,808)    (15,707,696)    (25,312,594)     (4,080,054)     (9,352,110)     (9,022,960)
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .   99,836,615      75,344,816     210,647,462      98,624,592      44,411,528      31,714,593
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                                                                                              SMITH BARNEY
                                       SMITH BARNEY INTERNATIONAL        SMITH BARNEY LARGE CAP           LARGE CAPITALIZATION
                                        ALL CAP GROWTH PORTFOLIO            VALUE PORTFOLIO                 GROWTH PORTFOLIO
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----
    Accumulation units
          beginning of year .........   68,195,410      28,191,109     109,901,403      95,910,703              --              --
     Accumulation units purchased and
          transferred from
          other Travelers accounts ..   17,395,739      52,562,912      37,962,376      46,266,927       4,049,045              --
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........  (13,638,917)    (12,558,611)    (17,314,261)    (32,276,227)       (398,035)             --
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .   71,952,232      68,195,410     130,549,518     109,901,403       3,651,010              --
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                          SMITH BARNEY MID CAP          SMITH BARNEY MONEY MARKET          COMSTOCK PORTFOLIO
                                            CORE PORTFOLIO                     PORTFOLIO                     CLASS II SHARES
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----
     Accumulation units
          beginning of year .........           --              --      43,727,838      56,006,628       7,549,285              --
     Accumulation units purchased and
          transferred from
          other Travelers accounts ..    8,710,427              --     116,404,786      64,248,487      66,091,125       7,584,212
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........     (359,220)             --     (66,909,552)    (76,527,277)     (5,758,874)        (34,927)
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .    8,351,207              --      93,223,072      43,727,838      67,881,536       7,549,285
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                      -29-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION UNITS FOR SEPARATE ACCOUNT PF II
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 - CONTINUED

                                                                                                          SMITH BARNEY SMALL CAP
                                        EMERGING GROWTH PORTFOLIO      GROWTH AND INCOME PORTFOLIO        GROWTH OPPORTUNITIES
                                            CLASS II SHARES                  CLASS II SHARES                    PORTFOLIO
                                       --------------------------      ---------------------------      ------------------------
                                          2001            2000            2001            2000            2001             2000
                                          ----            ----            ----            ----            ----             ----

     Accumulation units
          beginning of year .........   57,423,433              --      12,181,962              --              --              --
     Accumulation units purchased and
          transferred from
          other Travelers accounts ..   96,106,247      58,349,635      47,164,458      12,400,957      11,470,919              --
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........  (18,299,171)       (926,202)     (5,082,181)       (218,995)     (1,637,722)             --
                                       -----------     -----------     -----------     -----------     -----------     -----------
     Accumulation units end of year .  135,230,509      57,423,433      54,264,239      12,181,962       9,833,197              --
                                       ===========     ===========     ===========     ===========     ===========     ===========

                                                COMBINED
                                       --------------------------
                                          2001            2000
                                          ----            ----
     Accumulation units
          beginning of year .........  1,544,765,540    911,419,071
     Accumulation units purchased and
          transferred from
          other Travelers accounts ..  1,008,584,771    954,228,344
     Accumulation units redeemed and
          transferred to other
          Travelers accounts ........   (434,211,152)  (320,881,875)
                                        ------------   ------------

     Accumulation units end of year .  2,119,139,159  1,544,765,540
                                       =============  =============

                                      -30-

INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Travelers Life and Annuity Company and
Owners of Variable Annuity Contracts of The Travelers Separate Account PF II for
Variable Annuities:

We have  audited the  accompanying  statement of assets and  liabilities  of The
Travelers  Separate  Account  PF II for  Variable  Annuities  (comprised  of the sub-accounts  listed  in note 1 to  financial  statements)  (collectively,  "the
Account") as of December 31, 2001,  and the related  statement of operations for the year then ended and the  statement  of changes in net assets for each of the years in the two-year  period then ended,  and the financial  highlights for the year then ended.  These  financial  statements and financial  highlights are the responsibility of the Account's management.  Our responsibility is to express an opinion on these  financial  statements  and financial  highlights  based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  Our procedures included confirmation of shares owned as of December
31, 2001, by  correspondence  with the underlying  funds. An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of the
Account as of December 31, 2001, the results of its operations for the year then ended,  the  changes  in its net  assets  for each of the years in the  two-year period then ended,  and the  financial  highlights  for the year then ended,  in conformity with accounting principles generally accepted in the United States of
America.

                                   /s/ KPMG LLP
                                   ----------------

Hartford, Connecticut
March 15, 2002

                                      -31-

INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer  of units of The  Travelers  Separate  Account  PF II for  Variable
Annuities or shares of Separate Account PF II's underlying  funds. It should not be used in connection  with any offer except in conjunction  with the Prospectus for The  Travelers  Separate  Account PF II for  Variable  Annuities  product(s)
offered by The Travelers Life and Annuity  Company and the  Prospectuses  of the
underlying  funds,  which  collectively   contain  all  pertinent   information,
including the applicable sales commissions.

SEPPF II (Annual) (12-01) Printed in U.S.A.

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
      Note 13, which is as of February 8, 2002

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF INCOME
($ in thousands)

	For the Year Ended December 31,

	2001	2000	1999

REVENUES
Premiums	$39,222	$33,941	$25,270
Net investment income	251,054	214,174	177,179
Realized investment gains (losses)	26,144	(7,396)	(4,973)
Fee income	173,113	127,378	63,722
Other revenues	14,317	9,625	4,072

Total Revenues	503,850	377,722	265,270

BENEFITS AND EXPENSES
Current and future insurance benefits	88,842	78,403	78,072
Interest credited to contractholders	125,880	77,579	56,216
Amortization of deferred acquisition costs	89,475	68,254	38,902
Operating expenses	23,404	14,095	11,326

Total Benefits and Expenses	327,601	238,331	184,516
Income before federal income taxes and cumulative effect of change in accounting principle	176,249	139,391	80,754
Federal income taxes
Current	(19,007)	11,738	21,738
Deferred	80,096	36,748	6,410

Total Federal Income Taxes	61,089	48,486	28,148

Income before cumulative effect of change in accounting principle	115,160	90,905	52,606
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(62)	—	—

Net income	$115,098	$90,905	$52,606

See Notes to Financial Statements.

THE TRAVELERS LIFE AND ANNUITY COMPANY
BALANCE SHEETS
($ in thousands)

	At December 31,

	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $102,347 and $49,465 subject to securities lending agreements)	$3,352,227	$2,297,141
Equity securities, at fair value	15,738	22,551
Mortgage loans	125,629	132,768
Short-term securities	206,759	247,377
Other invested assets	238,429	222,325

Total Investments	3,938,782	2,922,162

Separate accounts	7,681,791	6,802,985
Deferred acquisition costs	814,369	579,567
Premiums and fees receivable	56,207	26,184
Other assets	165,118	153,423
Deferred federal income taxes	—	11,296

Total Assets	$12,656,267	$10,495,617

LIABILITIES
Future policy benefits and claims	$1,040,856	$989,576
Contractholder funds	2,624,570	1,631,611
Separate accounts	7,681,791	6,802,985
Other liabilities	261,395	211,441
Deferred federal income taxes	70,091	—

Total Liabilities	11,678,703	9,635,613

SHAREHOLDER’S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding	3,000	3,000
Additional paid-in capital	417,316	417,316
Retained earnings	541,164	426,066
Accumulated other changes in equity from nonowner sources	16,084	13,622

Total Shareholder’s Equity	977,564	860,004

Total Liabilities and Shareholder’s Equity	$12,656,267	$10,495,617

See Notes to Financial Statements.

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in thousands)

	For the Year Ended December 31,

	2001	2000	1999

Statement of Changes in Retained Earnings
Balance, beginning of year	$426,066	$335,161	$282,555
Net income	115,098	90,905	52,606

Balance, end of year	$541,164	$426,066	$335,161

Statement of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$13,622	$(39,312)	$87,889
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	62	—	—
Unrealized gains (losses), net of tax	(924)	52,934	(127,201)
Derivative instrument hedging activity gains, net of tax	3,324	—	—

Balance, end of year	$16,084	$13,622	$(39,312)

Summary of Changes in Equity From Nonowner Sources
Net Income	$115,098	$90,905	$52,606
Other changes in equity from nonowner sources	2,462	52,934	(127,201)

Total changes in equity from nonowner sources	$117,560	$143,839	$(74,595)

See Notes to Financial Statements.

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF CASH FLOWS
Increase (Decrease) In Cash
($ in thousands)

	For the Years Ended December 31,

	2001	2000	1999

CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected	$37,915	$33,609	$24,804
Net investment income received	211,179	186,362	150,107
Benefits and claims paid	(103,224)	(96,890)	(94,503)
Interest credited to contractholders	(125,880)	(77,579)	(50,219)
Operating expenses paid	(354,506)	(325,180)	(235,166)
Income taxes (paid) received	45,257	(38,548)	(29,369)
Other, including fee income	180,710	176,822	46,028

Net cash used in operating activities	(108,549)	(141,404)	(188,318)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities of investments
Fixed maturities	97,712	220,841	213,402
Mortgage loans	20,941	28,477	28,002
Proceeds from sales of investments
Fixed maturities	938,987	843,856	774,096
Equity securities	6,363	30,772	5,146
Mortgage loans	—	15,260	—
Real estate held for sale	(36)	2,115	—
Purchases of investments
Fixed maturities	(2,022,618)	(1,564,237)	(1,025,110)
Equity securities	(2,274)	(20,361)	(12,524)
Mortgage loans	(14,494)	(17,016)	(8,520)
Policy loans, net	(3,395)	(2,675)	(5,316)
Short-term securities (purchases) sales, net	40,618	(166,259)	45,057
Other investment (purchases) sales, net	(6,334)	327	(44,621)
Securities transactions in course of settlement, net	64,698	21,372	(7,033)

Net cash used in investing activities	(879,832)	(607,528)	(37,421)

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits	1,178,421	629,138	308,953
Contractholder fund withdrawals	(185,464)	(115,289)	(83,817)
Contribution from parent company	—	250,000	—

Net cash provided by financing activities	992,957	763,849	225,136

Net increase (decrease) in cash	4,576	14,917	(603)
Cash at beginning of period	14,938	21	624

Cash at December 31,	$19,514	$14,938	$21

See Notes to Financial Statements.

THE TRAVELERS LIFE AND ANNUITY COMPANY
NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). On February 4, 2002 the Travelers Insurance Group Inc. (TIGI), TIC’s parent at December 31, 2001, changed its name to Travelers Property Casualty Corp. (TPC). TPC has filed a registration statement on Form S-1, relating to an offering of common stock and other securities, with the Securities and Exchange Commission on February 8, 2002. At the time of such offering, it is expected that TIC will no longer be a subsidiary of TPC, but will remain an indirect wholly owned subsidiary of Citigroup. See Note 13 of Notes to Financial Statements. The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $62 thousand after tax, reflected as a cumulative catch-up adjustment in the statement of income and a benefit of $62 thousand after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the amount the Company reclassified from accumulated other changes in equity from nonowner sources into realized gains (losses) related to the cumulative effect transition adjustment reported in accumulated other changes in equity from nonowner sources was insignificant.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. The adoption of EITF 99-20 had no effect on the Company’s results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 2.

Accounting Standards not yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with indefinite useful lives created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have indefinite useful lives will be subject to an annual review for impairment. Other intangible assets that are not deemed to have indefinite useful lives will continue to be amortized over their useful lives. The Company had no goodwill or intangible assets with indefinite useful lives at December 31, 2001.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell, and depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company adopted FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 2), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes. (See Note 8 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses). For the year ended December 31, 2001 the Company did not utilize net investment hedges.

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized gains (losses). Derivatives embedded in convertible debt securities are classified in the balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. To qualify for hedge accounting the change in value of the derivative was expected to substantially offset the changes in value of the hedged item. Hedges were monitored to ensure that there was a high correlation between the derivative instruments and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the statement of income as realized gains (losses).

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investments gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investments gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

Separate Accounts

The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. A 15 to 20-year amortization period is used for life insurance, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance In Force

The value of insurance in force, reported in other assets, is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was insignificant.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance policies and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 7.8%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, certain deferred annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.0% to 14.0%.

Guaranty Fund and Other Insurance-Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company’s liability for guaranty fund assessments was not significant.

Permitted Statutory Accounting Practices

The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due.

Fee Income

Fee income includes mortality, administrative and equity protection charges, and management fees earned on the Universal Life and Deferred Annuity separate account businesses.

Other Revenues

Other revenues include surrender penalties and other charges related to annuity and universal life contracts. Also included is amortization of deferred income.

Federal Income Taxes

The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.   INVESTMENTS

Fixed Maturities

The amortized cost and fair values of investments in fixed maturities were as follows:

December 31, 2001($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities — CMOs and pass-through securities	$281,583	$4,744	$3,577	$282,750
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	197,703	2,310	10,883	189,130
Obligations of states and political subdivisions	44,587	1,903	355	46,135
Debt securities issued by foreign governments	53,207	2,454	716	54,945
All other corporate bonds	2,112,121	62,649	25,784	2,148,986
All other debt securities	613,451	21,378	10,109	624,720
Redeemable preferred stock	6,090	365	894	5,561

Total Available For Sale	$3,308,742	$95,803	$52,318	$3,352,227

December 31, 2000($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities — CMOs and pass-through securities	$219,851	$7,369	$1,767	$225,453
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	112,021	12,200	286	123,935
Obligations of states and political subdivisions	30,583	2,698	329	32,952
Debt securities issued by foreign governments	50,624	1,149	939	50,834
All other corporate bonds	1,403,941	33,326	26,904	1,410,363
All other debt securities	442,390	10,734	7,837	445,287
Redeemable preferred stock	9,007	853	1,543	8,317

Total Available For Sale	$2,268,417	$68,329	$39,605	$2,297,141

Proceeds from sales of fixed maturities classified as available for sale were $939 million, $84 million and $774 million in 2001, 2000 and 1999, respectively. Gross gains of $67.0 million, $22.4 million and $24.6 million and gross losses of $33.9 million, $34.1 million and $22.0 million in 2001, 2000 and 1999, respectively were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $628.2 million and $530.2 million at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities available for sale at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

($ in thousands)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$86,042	$86,961
Due after 1 year through 5 years	1,026,747	1,052,879
Due after 5 years through 10 years	1,212,985	1,230,435
Due after 10 years	701,385	699,202

	3,027,159	3,069,477

Mortgage-backed securities	281,583	282,750

Total Maturity	$3,308,742	$3,352,227

The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs with a fair value of $212.5 million and $189.4 million, respectively. The Company’s CMO holdings were 49.5% and 55.4% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000, respectively. In addition, the Company held $64.8 million and $31.0 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $104.3 million and $50.7 million, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities:($ in thousands)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$2,643	$97	$671	$2,069
Non-redeemable preferred stocks	13,608	439	378	13,669

Total Equity Securities	$16,251	$536	$1,049	$15,738

December 31, 2000
Common stocks	$2,861	$29	$845	$2,045
Non-redeemable preferred stocks	21,150	480	1,124	20,506

Total Equity Securities	$24,011	$509	$1,969	$22,551

Proceeds from sales of equity securities were $6.4 million, $30.8 million and $5.1 million in 2001, 2000 and 1999, respectively. Gross gains of $.8 million, $3.3 million and $1.5 million and gross losses of $1.9 million, $.3 million and $.3 million were realized on those sales during 2001, 2000 and 1999, respectively.

Mortgage Loans

Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

At December 31, 2001 and 2000, the Company’s mortgage loan portfolios consisted of the following:

($ in thousands)	2001	2000

Current Mortgage Loans	$125,131	$132,768
Underperforming Mortgage Loans	498	—

Total	$125,629	$132,768

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

($ in thousands)

2002	$9,814
2003	5,008
2004	8,028
2005	13,633
2006	14,596
Thereafter	74,550

Total	$125,629

Concentrations

There were no significant individual investment concentrations at December 31, 2001 and 2000.

The Company participates in a short-term investment pool maintained by an affiliate. See Note 10.

Included in fixed maturities are below investment grade assets totaling $182.3 million and $143.8 million at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

The Company’s industry concentrations of investments, primarily fixed maturities, at fair value were as follows:

($ in thousands)	2001	2000

Electric Utilities	$447,355	$157,401
Finance	286,824	204,994
Media	235,790	148,189
Banking	222,581	222,984
Telecommunications	213,644	167,204

The Company held investments in foreign banks in the amount of $144 million and $139 million at December 31, 2001 and 2000, respectively, which are included in the table above.

Below investment grade assets included in the preceding table include $38 million and $8 million in Electric Utilities and $21 million and $13 million in Media at December 31, 2001 and 2000, respectively. Other industry categories had insignificant amounts of such assets.

Included in mortgage loans were the following group concentrations:

	At December 31,

($ in thousands)	2001	2000

State
California	$43,700	$42,928
New York	23,129	23,585
Property Type
Agricultural	$66,459	$65,102
Office	37,243	39,504
Retail	6,173	14,941

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the December 31, 2001 and 2000 balance sheets that were non-income producing were insignificant.

Restructured Investments

Mortgage loan and debt securities which were restructured at below market terms at December 31, 2001 and 2000 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

Net Investment Income

	For The Year Ended December 31,

($ in thousands)	2001	2000	1999

Gross Investment Income
Fixed maturities	$217,813	$163,091	$136,039
Joint ventures and partnerships	21,481	34,574	22,175
Mortgage loans	11,327	14,776	16,126
Other	3,288	4,398	4,417

Total gross investment income	253,909	216,839	178,757

Investment expenses	2,855	2,665	1,578

Net investment income	$251,054	$214,174	$177,179

Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

	For The Year Ended December 31,

($ in thousands)	2001	2000	1999

Realized
Fixed maturities	$33,061	$(11,742)	$2,657
Joint ventures and partnerships	(4,980)	(1,909)	(10,450)
Mortgage Loans	(707)	3,825	602
Other	(1,230)	2,430	2,218

Total realized investment gains (losses)	$26,144	$(7,396)	$(4,973)

Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder’s equity were as follows:

	For The Year Ended December 31,

($ in thousands)	2001	2000	1999

Unrealized
Fixed maturities	$14,761	$78,278	$(180,409)
Other invested assets	(16,182)	3,159	(15,285)

Total unrealized investment gains (losses)	(1,421)	81,437	(195,694)
Related taxes	(497)	28,503	(68,493)

Change in unrealized investment gains (losses)	(924)	52,934	(127,201)
Balance beginning of year	13,622	(39,312)	87,889

Balance end of year	$12,698	$13,622	$(39,312)

3.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

Total in-force business ceded under reinsurance contracts was $23.8 billion and $17.4 billion at December 31, 2001 and 2000, including $8.8 million and $28.9 million, respectively to TIC. Total life insurance premiums ceded were $11.9 million, $8.9 million and $6.5 million in 2001, 2000 and 1999, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

4.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $3.7 billion and $2.6 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.5 billion and $1.4 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $1.6 billion and $.9 billion of liabilities that are surrenderable with market value adjustments. The remaining $.6 billion and $.3 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.9% and 5.4%, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

5.   FEDERAL INCOME TAXES

The net deferred tax liability and asset at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in thousands)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$180,468	$192,772
Other	1,904	2,510

Total	182,372	195,282

Deferred Tax Liabilities:
Investments, net	(19,938)	(16,956)
Deferred acquisition costs and value of insurance in force	(231,454)	(165,671)
Other	(1,071)	(1,359)

Total	(252,463)	(183,986)

Net Deferred Tax Asset (Liability)	$(70,091)	$11,296

TIC and its life insurance subsidiaries, including the Company, file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

6.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net loss was $73.4 million, $66.2 million and $23.4 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Statutory capital and surplus was $407 million and $476 million at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioner (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2002 without prior approval of the Connecticut Insurance Department.

In 2000, TIC contributed $250 million as additional paid-in capital to the Company.

Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in thousands)	Net Unrealized Gain (Loss) on Investment Securities	Derivative Instruments & Hedging Activities	Accumulated Other Changes In Equity from Nonowner Sources

Balance, January 1, 1999	$87,889	$—	$87,889
Unrealized loss on investment securities, net of tax of $(70,234)	(130,433)	—	(130,433)
Less: reclassification adjustment for losses included in net income, net of tax of $1,741	3,232	—	3,232

Period change	(127,201)	—	(127,201)

Balance, December 31, 1999	(39,312)	—	(39,312)
Unrealized gains on investment securities, net of tax of $25,914	48,127	—	48,127
Less: reclassification adjustment for losses included in net income, net of tax of $2,589	4,807	—	4,807

Period change	52,934	—	52,934

Balance, December 31, 2000	13,622	—	13,622
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $33	—	62	62
Unrealized gains on investment securities, net of tax of $8,653	16,070	—	16,070
Less: reclassification adjustment for gains
included in net income, net of tax of $(9,150)	(16,994)	—	(16,994)
Derivative instrument hedging activity gains, net of tax of $1,789	—	3,324	3,324

Period change	(924)	3,386	2,462

Balance, December 31, 2001	$12,698	$3,386	$16,084

7.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC, TIC’s direct parent (See Note 13). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999.

See Note 10.

8.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

Interest rate options were not significant at December 31, 2001 and 2000.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

Hedge ineffectiveness recognized related to fair value hedges and cash flow hedges for the year ended December 31, 2001 was not significant. Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from December 31, 2001 is not significant.

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. The notional values of loan commitments at December 31, 2001 and 2000 were $0 and $9.9 million, respectively. The notional values of unfunded commitments were $43.8 million and $42.0 million at December 31, 2001 and 2000, respectively.

Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

At December 31, 2001, investments in fixed maturities had a carrying value and a fair value of $3.4 billion compared with a carrying value and a fair value of $2.3 billion at December 31, 2000. See Notes 1 and 2.

At December 31, 2001, mortgage loans had a carrying value of $125.6 million and a fair value of $131.6 million and at December 31, 2000 had a carrying value of $132.7 million and a fair value of $134.1 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

The carrying values of short-term securities were $206.8 million and $247.4 million in 2001 and 2000, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $16.3 million and $12.9 million in 2001 and 2000, respectively, which also approximated their fair values.

The carrying values of $133.7 million and $101.4 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $208.1 million and $173.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $1.9 billion and a fair value of $1.9 billion, compared with a carrying value of $1.2 billion and a fair value of $1.2 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $806 million and a fair value of $675 million at December 31, 2001, compared with a carrying value of $583 million and a fair value of $477 million at December 31, 2000. These contracts generally are valued at surrender value.

9.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 8.

Litigation

In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.   RELATED PARTY TRANSACTIONS

TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, investment advisory and management services, data processing services and certain administrative services are provided by affiliated companies. TIC provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census and were immaterial for the years ended December 31, 2001 and 2000. Charges for these services are shared by the companies on cost allocation methods, based generally on estimated usage by department. (See Note 13).

TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to

$90.6 million and $172.5 million at December 31, 2001 and 2000, respectively, and is included in short-term securities in the balance sheet.

In the normal course of business, management of both the Company and TIC conducts reviews of the investment portfolios of each company to properly match assets with liabilities. As a result of these reviews, the Company sold $100 million of investments to TIC at arm’s length, with a related loss of $1.3 million in 2000.

The Company’s Travelers Target Maturity (TTM) Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC’s obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

The Company sold structured settlement annuities to its property casualty insurance affiliates. Policy reserves and contractholder fund liabilities associated with these structured settlements were $607 million and $644 million at December 31, 2001 and 2000, respectively.

The Company distributes variable annuity products through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.2 billion, $1.6 billion and $1.1 billion in 2001, 2000 and 1999, respectively. The Company also markets term and universal life products through SSB. Life premiums related to such products were $74.5 million, $59.3 million and $40.8 million in 2001, 2000 and 1999, respectively.

The Company also distributes deferred annuity products through its affiliates Primerica Financial Services (Primerica), CitiStreet Retirement Services and Citibank, N.A. (Citibank). Deposits received from Primerica were $738 million, $844 million and $763 million in 2001, 2000 and 1999, respectively. Deposits from Citibank and CitiStreet Retirement Services were $166 million and $136 million, respectively, for 2001, and $131 million and $220 million, respectively, for 2000. Such amounts were insignificant in 1999.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Most leasing functions for TPC and its subsidiaries are handled by its property casualty insurance subsidiaries. Rent expense related to these leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company’s rent expense was insignificant in 2001, 2000 and 1999.

At December 31, 2001 and 2000, the Company had investments in Tribeca Investments LLC, an affiliate of the Company, in the amounts of $34.0 million and $29.4 million, respectively.

The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $40.1 million and $52.8 million at December 31, 2001 and 2000, respectively.

The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2001 and 2000.

11.   RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

The following table reconciles net income to net cash used in operating activities:

	For The Year Ended December 31,

($ in thousands)	2001	2000	1999

Net Income from Continuing Operations	$115,160	$90,905	$52,606
Adjustments to reconcile net income to cash used in operating activities:
Realized (gains) losses	(26,144)	7,396	4,973
Deferred federal income taxes	80,096	36,748	6,410
Amortization of deferred policy acquisition costs	89,475	68,254	38,902
Additions to deferred policy acquisition costs	(324,277)	(297,733)	(211,182)
Investment income accrued	(39,875)	(27,812)	(27,072)
Insurance reserves	(14,382)	(18,487)	(16,431)
Other	11,398	(675)	(36,524)

Net cash used in operations	$(108,549)	$(141,404)	$(188,318)

12.   NON-CASH INVESTING AND FINANCING ACTIVITIES

There were no significant non-cash investing and financing activities for 2001, 2000 and 1999.

13.   SUBSEQUENT EVENTS

On February 8, 2002, TPC, TIC’s parent at December 31, 2001, filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, TIC will be distributed by TPC to TPC’s immediate parent company, so that TIC and the Company will remain indirect wholly owned subsidiaries of Citigroup after the offering. Therefore all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. The Company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Life and Annuity Company” and related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is approved and completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

             (a)   Documents filed:

               (1)   Financial Statements. See index on page 10 of this report.

               (2)   Financial Statement Schedules. See index on page 42 of this report.

               (3)   Exhibits. See Exhibit Index on page 40.

             (b)   Reports on Form 8-K:

               None.

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Life and Annuity Company (the “Company”), as amended on April 10, 1990, incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.
	b.)	By-laws of the Company as amended October 20, 1994, incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS LIFE AND ANNUITY COMPANY (Registrant)
By:	/s/Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director, Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Life and Annuity Company
Independent Auditors’ Report	*
Statements of Income	*
Balance Sheets	*
Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Statements of Cash Flows	*
Notes to Financial Statements	*
Independent Auditors’ Report	43
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	44
Schedule III — Supplementary Insurance Information 1999-2001	45
Schedule IV — Reinsurance 1999-2001	46

All other schedules are inapplicable for this filing.

*  See index on page 10.

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of January 17, 2002, except as to Note 13 which is as of February 8, 2002, we reported on the balance sheets of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 13, which is as of February 8, 2002

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in thousands)

Type of Investment	Cost	Value	Amount Shown in Balance Sheet(1)

Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$358,436	$349,921	$349,921
States, municipalities and political subdivisions	44,587	46,135	46,135
Foreign governments	53,207	54,945	54,945
Public utilities	334,007	335,835	335,835
Convertible bonds and bonds with warrants attached	29,491	29,753	29,753
All other corporate bonds	2,482,924	2,530,077	2,530,077

Total Bonds	3,302,652	3,346,666	3,346,666
Redeemable Preferred Stocks	6,090	5,561	5,561

Total Fixed Maturities	3,308,742	3,352,227	3,352,227

Equity Securities:
Common Stocks:
Industrial, miscellaneous and all other	2,643	2,069	2,069

Total Common Stocks	2,643	2,069	2,069
Non-Redeemable Preferred Stocks	13,608	13,669	13,669

Total Equity Securities	16,251	15,738	15,738

Mortgage Loans	125,629		125,629
Policy Loans	16,290		16,290
Short-Term Securities	206,759		206,759
Other Investments (2) (3)	182,404		163,052

Total Investments	$3,856,075		$3,879,695

(1)	Determined in accordance with methods described in Notes 1 and 2 of Notes to Financial Statements.

(2)	Excludes investments in related parties of $59,087.

(3)	Includes derivatives marked to market and recorded at fair value in the balance sheet.

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
1999-2001
($ in thousands)

	Deferred policy Acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written

2001	$814,369	$3,665,426	$39,222	$251,054	$214,722	$89,475	$23,404	$39,222

2000	$579,567	$2,621,187	$33,941	$214,174	$155,982	$68,254	$14,095	$33,941

1999	$350,088	$2,125,595	$25,270	$177,179	$134,288	$38,902	$11,326	$25,270

(1)	Includes contractholder funds.

(2)	Includes interest credited on contractholder funds.

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE IV
REINSURANCE
($ in thousands)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

2001
Life Insurance In Force	$28,793,622	$23,818,768	$—	$4,974,854	—%
Premiums:
Annuity	$3,319	$-	$—	$3,319
Individual life	47,826	11,923	—	35,903

Total Premiums	$51,145	$11,923	$—	$39,222	—%

2000
Life Insurance In Force	$21,637,160	$17,355,206	$—	$4,281,954	—%
Premiums:
Annuity	$6,034	$-	$—	$6,034
Individual Life	36,770	8,863	—	27,907

Total Premiums	$42,804	$8,863	$—	$33,941	—%

1999
Life Insurance In Force	$15,597,352	$12,839,072	$—	$2,758,280	—%
Premiums:
Annuity	$1,317	$-	$—	$1,317
Individual life	30,502	6,549	—	23,953

Total Premiums	$31,819	$6,549	$—	$25,270	—%

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      The financial statements of the Registrant and the Report of
         Independent Auditors thereto are contained in the Registrant's Annual
         Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

              Statement of Assets and Liabilities as of December 31, 2001
              Statement of Operations for the year ended December 31, 2001
              Statement of Changes in Net Assets for the years ended December
              31, 2001 and 2000 Statement of Investments as of December 31, 2001
              Notes to Financial Statements

        The financial statements and schedules of The Travelers Life and Annuity
        Company and the report of Independent Auditors, are contained in the
        Statement of Additional Information. The financial statements of The
        Travelers Life and Annuity Company include:

              Statements of Income for the years ended December 31, 2001, 2000 and 1999
              Balance Sheets as of December 31, 2001 and 2000
              Statements of Changes in Retained Earnings and Accumulated Other
                  Changes in Equity from Non-Owner Sources for the years ended
                  December 31, 2001, 2000 and 1999
              Statements of Cash Flows for the years ended December 31, 2001,
              2000 and 1999 Notes to Financial Statements

(b)      Exhibits

1.       Resolution of The Travelers Life and Annuity Company Board of Directors
         authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4
         filed July 31, 1997.)

2.       Not Applicable.

3(a).    Distribution and Principal Underwriting Agreement among the Registrant,
         The Travelers Life and Annuity Company and Travelers Distribution LLC
         (Incorporated herein by reference to Exhibit 3(a) to the Registration
         Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

3(b).    Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to
         Post-Effective Amendment No. 4 the Registration Statement on Form N-4,
         File No. 333-27689 filed April 6, 2001.)

4.       Variable Annuity Contract. (Incorporated herein by reference to Exhibit
         4 to the Registration Statement on Form N-4 filed July 31, 1997.)

5.       Application. (Incorporated herein by reference to Exhibit 5 to
         Pre-Effective Amendment No. 1 to the Registration Statement on Form
         N-4, filed November 4, 1997.)

6(a).    Charter of The Travelers Life and Annuity Company, as amended on April
         10, 1990. (Incorporated herein by reference to Exhibit 6(a) to
         Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

6(b).    By-Laws of The Travelers Life and Annuity Company, as amended on
         October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via
         Edgar on March 17, 1995.)

8.       Participation Agreements. (Incorporated herein by reference to Exhibit
         8 to Pre-Effective Amendment No. 1 to the Registration Statement on
         Form S-6, File No. 333-96521 filed May 24, 2000.)

9.       Opinion of Counsel as to the legality of securities being registered.
         (Incorporated herein by reference to Exhibit 9 to the Registration
         Statement on Form N-4 filed July 31, 1997.)

10.      Consent of KPMG LLP, Independent Auditors filed herewith.

13.      Computation of Total Return Calculations - Standardized and
         Non-Standardized. (Incorporated herein by reference to Exhibit 13 to
         Pre-Effective Amendment No. 1 to the Registration Statement on Form
         N-4, filed November 4, 1997.)

15.      Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D.
         Lammey. (Incorporated herein by reference to Exhibit 15 to the
         Registration Statement on Form N-4 filed April 17, 2000.)

         Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey and Marla Berman Lewitus. (Incorporated
         herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-65343, filed
         February 26, 2001.)

         Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William R. Hogan. (Incorporated herein by reference to
         Exhibit 15 to Post-Effective Amendment No. 4 to the Registration
         Statement on Form N-4, File No. 333-23311, filed April 17, 2001.)

         Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston. (Incorporated herein by reference to
         Exhibit 15 to Post-Effective Amendment No. 1 to the Registration
         Statement on Form N-4, File No. 333-72336, filed April 19, 2002.)

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal         Positions and Offices
Business Address           With Insurance Company
----------------------     -----------------------

George C. Kokulis*         Director, President and Chief Executive Officer
Glenn D. Lammey*           Director, Executive Vice President, Chief Financial
                             Officer, Chief Accounting Officer
Kathleen A. Preston*       Director and Executive Vice President
Stuart Baritz***           Senior Vice President
Madelyn J. Lankton         Senior Vice President and Chief Information Officer
Marla Berman Lewitus*      Director, Senior Vice President and General Counsel
Brendan Lynch*             Senior Vice President
Warren H. May*             Senior Vice President
Laura A. Pantaleo***       Senior Vice President
David A. Tyson*            Senior Vice President

F. Denney Voss**           Senior Vice President
David A. Golino*           Vice President and Controller
Donald R. Munson, Jr.*     Vice President
Deanne Osgood*             Vice President
Tim W. Still*              Vice President
Linn K. Richardson*        Second Vice President and Actuary
Paul Weissman*             Second Vice President and Actuary
Ernest J. Wright*          Vice President and Secretary
Kathleen A. McGah*         Assistant Secretary and Deputy General Counsel

Principal Business Address:
*      The Travelers Insurance Company             **    Citigroup Inc.
       One Tower Square                                  399 Park Avenue
       Hartford, CT  06183                               New York, N.Y. 10048

***    Travelers Financial Distributors
       2 Tower Center
       East Brunswick, NJ 08816

Item 26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
          REGISTRANT

         Incorporated herein by reference to Exhibit 16 to Post-Effective
Amendment No. 5 to the Registration Statement on Form N-4, File No. 333-27689,
filed April 19, 2002.

Item 27.  NUMBER OF CONTRACT OWNERS

As of February 28, 2002, 58,594 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 28.  INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes
("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant.
This insurance provides for coverage against

loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of
1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITER

(a)          Travelers Distribution LLC
             One Tower Square
             Hartford, CT 06183

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable
Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD
II for Variable Annuities, The The Travelers Fund BD III for Variable Annuities,
Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable
Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers
Separate Account PF for Variable Annuities, The Travelers Separate Account QP
for Variable Annuities, The Travelers Separate Account TM for Variable
Annuities, The Travelers Separate Account TM II for Variable Annuities, The
Travelers Separate Account Five for Variable Annuities, The Travelers Separate
Account Six for Variable Annuities, The Travelers Separate Account Seven for
Variable Annuities, The Travelers Separate Account Eight for Variable Annuities,
The Travelers Separate Account Nine for Variable Annuities, The Travelers
Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable
Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The
Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life
Insurance Separate Account One, The Travelers Variable Life Insurance Separate
Account Two, The Travelers Variable Life Insurance Separate Account Three, The
Travelers Variable Life Insurance Separate Account Four, The Travelers Separate
Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and
Income Stock Account for Variable Annuities, The Travelers Quality Bond Account
for Variable Annuities, The Travelers Money Market Account for Variable
Annuities, The Travelers Timed Growth and Income Stock Account for Variable
Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities
and The Travelers Timed Aggressive Stock Account for Variable Annuities,
Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable
Annuity Separate Account.

(b)      Name and Principal       Positions and Offices
         Busisness Address*       With Underwriter
         ------------------       ----------------------

         Kathleen A. Preston      Board of Manager
         Glenn D. Lammey          Board of Manager
         William F. Scully III    Board of Manager and Vice President
         Donald R. Munson, Jr.    Board of Manager, President, Chief
                                  Executive Officer and Chief Operating Officer

         Anthony Cocolla          Vice President
         Tim W. Still             Vice President
         John M. Laverty          Treasurer and Chief Financial Officer
         Ernest J. Wright         Secretary
         Kathleen A. McGah        Assistant Secretary
         William D. Wilcox        Assistant Secretary
         Ernest J. Wright         Assistant Secretary
         Alison K. George         Chief Compliance Officer
         John J. Williams, Jr.    Director, Assistant Compliance Officer

* The business address for all the above is: One Tower Square, Hartford, CT
  06183

(c)      Not Applicable

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

(1)          The Travelers Life and Annuity Company
             One Tower Square
             Hartford, Connecticut  06183

Item 31.  MANAGEMENT SERVICES

Not Applicable.

Item 32.  UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a)      To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b)      To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional
         Information; and

(c)      To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a).     That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the
         Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of
1940, the Registrant certifies that it meets the requirements of Securities Act
Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 25th day of
April, 2002.

          THE TRAVELERS SEPARATE ACCOUNT PF II FOR VARIABLE ANNUITIES
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)

                                   By:*GLENN D. LAMMEY
                                      ------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of
April 2002.

*GEORGE C. KOKULIS              Director, President and Chief Executive Officer
----------------------          (Principal Executive Officer)
 (George C. Kokulis)

*GLENN D. LAMMEY                Director, Chief Financial Officer,
----------------------          Chief Accounting Officer
 (Glenn D. Lammey)             (Principal Financial Officer)

*MARLA BERMAN LEWITUS           Director
----------------------
 (Marla Berman Lewitus)

*KATHLEEN A. PRESTON            Director
----------------------
 (Kathleen A. Preston)

*By:  /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Exhibit
No.           Description                                 Method of Filing
-------       -----------                                 ----------------

10.        Consent of KPMG LLP, Independent Auditors         Electronically